UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07687

Nuveen Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Asset Allocation Funds

Annual Report August 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSACX	FSASX	FSAYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSJCX	FSJSX	FSFYX
Nuveen Strategy Growth Allocation Fund	FSNAX	FSNCX	FSNSX	FSGYX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. Subsequent employment reports have been stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including weaker commodity prices, have kept inflation much lower for longer than many expected.

The U.S.’s modest expansion and positive employment trends led the U.S. Federal Reserve (Fed) to begin its path toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. However, since then, the Fed has remained on hold for reasons ranging from domestic to international, which helped continue to prop up asset prices despite bouts of short-term volatility.

Outside the U.S., optimism has been harder to come by. Investors continue to adjust to the idea of a slower Chinese economy. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.

Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook with the November presidential election in the U.S. followed by key elections across Europe next year, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 24, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Strategy Aggressive Growth Allocation Fund

Nuveen Strategy Balanced Allocation Fund

Nuveen Strategy Conservative Allocation Fund

Nuveen Strategy Growth Allocation Fund

Keith B. Hembre, CFA and Derek B. Bloom, CFA, are the portfolio managers for the four Funds. They assumed portfolio management responsibilities in December 2013.

The portfolio managers make the Funds’ allocation decisions in consultation with the Asset Allocation and Quantitative Investment Team that operates in Nuveen Advisory Solutions, a unit of Nuveen Asset Management, LLC. The team is responsible for managing global multi-asset class strategies using macro, top-down quantitative analysis. Here the portfolio management team discusses economic and market conditions, key investment strategies and the Funds’ performance during the twelve-month reporting period ended August 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended August 31, 2016?

Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.1%, as reported by the “second” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in August 2016 from 5.1% in August 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in July 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.2% and 5.0%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.1% over the twelve-month reporting period ended August 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.3% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March 2016, supporting assets that carry more risk. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings. At the September meeting, the Fed indicated the case for increasing rates had strengthened but left the rate unchanged in anticipation of further progress toward its objectives.

The U.K.’s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Although many political and economic uncertainties for the U.K. and the EU remain, market volatility was relatively subdued throughout July and August, as concerns of a Brexit-induced financial crisis abated.

How did the Funds perform during the twelve-month reporting period ended August 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year and ten-year periods ending August 31, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Morningstar Index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in the report.

Nuveen Strategy Aggressive Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2016?

The Fund’s Class A Shares at NAV outperformed the Lipper classification average, but underperformed the Morningstar Index for the twelve-month reporting period ended August 31, 2016.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of capital growth. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 90% stock funds with the remaining 10% allocated to fixed income, commodities, absolute return funds and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

This reporting period began in the midst of extremely volatile market conditions driven primarily by China’s surprise decision to devalue its currency in August 2015. The CBOE Volatility Index® (VIX®) spiked to more than 40 as equities around the globe declined. VIX values greater than 30 are generally associated with a large amount of volatility as a result of investor fear or

6	NUVEEN

uncertainty, while values below 20 generally correspond to less stressful, even complacent, times in the markets. In fact, the lows of 2015 for the S&P 500® Index occurred during this time, while only a month earlier the index was within a couple points of prior all-time highs. As a result, the strong U.S. equity performance during this reporting period can largely be attributed to the low index level attained during this brief bout of volatility. After a swift rebound in October, U.S. equities were relatively flat through the remainder of 2015. The beginning of 2016 saw another spike in volatility as stocks fell dramatically in response, again, to market disruptions in China. Concerns over global financial stability stemming from China as well as an unexpected “Brexit” vote by U.K. voters in June pushed out Federal Reserve (Fed) rate hike expectations further and further throughout the year. This, along with additional easing from other central banks, pushed global interest rates down significantly and in some cases deeply into negative territory. Equity multiples in the U.S. were driven higher in response to the extremely low rate environment, led primarily by defensive sectors such as utilities and consumer staples. However, stocks were down in regions such as Japan and Europe where central banks continued to aggressively ease monetary policy.

The Fund’s shortfall versus the Morningstar Index during the reporting period was mainly driven by a tactical underweight to equities as well as the performance of the underlying large-cap equity managers. As mentioned earlier, the drag on performance from the Fund’s tactical equity underweight was primarily a function of timing as the beginning of the reporting period occurred during the brief, although volatile, period in August 2015 that marked the equity market lows for 2015. Therefore, the Fund received a boost from the underweight in August 2015 that was quickly reversed in September and generally detracted throughout the remainder of the reporting period as the equity market remained volatile, but still advanced.

Regarding the underlying large-cap funds, sector leadership during the run-up in the equity market was primarily responsible for their underperformance, versus stock selection. As mentioned, the more defensive sectors such as utilities and consumer staples led the market higher. Because the large-cap funds in our portfolio were positioned with underweights in these sectors, they underperformed. However, we viewed this underperformance as temporary and tactically added to these funds after they lagged. This proved to be a favorable trade as the defensive sectors began to underperform shortly thereafter, adding back performance to the large-cap managers.

Real estate performance was relatively strong during the reporting period and was a positive contributor to the Fund’s performance. We continued to hold a small overweight to this asset class. Within alternative fixed income, our allocation to high yield municipal bonds produced positive results during much of the reporting period. However, our alternative fixed income benchmark, which is primarily composed of sovereign bonds with negative yields from countries such as Japan and Germany, saw yields driven even further into negative territory as the reporting period progressed, resulting in very strong returns. Therefore, our lack of exposure to these types of bonds in favor of high yield municipal bonds resulted in a drag on performance. We have, however, maintained the Fund’s allocation to high yield municipals because we viewed them as a more attractive alternative than sovereign bonds with negative yields.

During the reporting period, the Fund tactically used additional equity and currency futures to adjust its allocation to equity investments and currency exposures. The currency futures had a small positive impact on performance. The equity futures contracts had a positive impact on performance. The aggregate impact of all futures contracts on Fund performance was positive during the reporting period.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2016?

In an effort to achieve its objective of providing a high level of capital growth, the majority of the Nuveen Strategy Aggressive Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

NUVEEN	7

Portfolio Managers’ Comments (continued)

At the end of the reporting period, the Nuveen Strategy Aggressive Growth Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Dividend Value Fund	10.9%
Nuveen Tactical Market Opportunities Fund	9.3%
Nuveen NWQ International Value Fund	8.8%
Nuveen International Growth Fund	8.6%
Nuveen Large Cap Select Fund	5.5%

We made a few allocation changes during this reporting period, most notably in equities. The Fund began the reporting period with a small net underweight positioning in equities, biased toward developed non-U.S. stocks over U.S. stocks as well as large-cap U.S. stocks over small-cap U.S. stocks. After the equity market decline at the beginning of 2016, stocks rebounded sharply and trended back toward the prior all-time highs. In March 2016, after a significant recovery in stock prices, we tactically shifted to a larger underweight in equities based on high valuations and potential further tightening from the Fed. We also reduced the Fund’s large-cap over small-cap bias in October 2015 and January 2016 to capture gains from the successful allocation. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

The Fund’s overall allocation to international equities remained largely unchanged. Tactically, we maintained the Fund’s overweight position in non-U.S. developed markets relative to emerging markets. We also continued to use Mini MSCI EAFE Index and Mini MSCI Emerging Markets Index futures in conjunction with the underlying developed and emerging market funds to maintain broader diversification in the Fund’s portfolio. In the second half of the reporting period, we gradually rotated out of the Nuveen Tradewinds Emerging Market Fund in anticipation of its scheduled liquidation in late June, and into Mini MSCI Emerging Markets Index futures.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core, alternative fixed income, while maintaining a significant underweight position in core fixed income. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their attractive absolute and tax equivalent yields relative to core bonds.

To offset part of the Fund’s tactical underweight to core fixed income, we continued to favor a tactical overweight to the absolute return asset class during the reporting period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

As mentioned previously, the Fund benefited from an overweight position in real estate during the reporting period. The Fund’s real estate exposure was primarily achieved through a position in the Nuveen Real Estate Securities Fund. We made no other tactical shifts to the Fund’s real assets exposure.

Commodities experienced significant underperformance during the first half of reporting period. While the small overweight to commodities was a drag on performance over this time frame, we viewed this to be temporary and continued to hold these positions. Coming off of the lows in February, oil prices rallied significantly and much of the hit to performance was recovered. In May, we decided to tactically change to an essentially neutral allocation in commodities based on the significant recovery over the prior four months. Although very small, we continued to hold a position in the United States Natural Gas Fund LP as part of an option overwrite strategy. Overall, the equity call options used were a positive contributor to performance during the reporting period. We continued to believe the extremely low price level of natural gas hit during this reporting period would be temporary and that our disciplined call writing strategy will contribute positively going forward.

8	NUVEEN

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of the end of the reporting period, the Fund’s cash level was negligible with enough to accommodate requirements for daily cash flows and futures collateral.

Nuveen Strategy Balanced Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2016?

The Fund’s Class A Shares at NAV underperformed both the Morningstar Index and the Lipper classification average for the twelve-month reporting period ended August 31, 2016.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth and current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% stock funds with the remaining 40% allocated to fixed income, commodities, absolute return funds and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

This reporting period began in the midst of extremely volatile market conditions driven primarily by China’s surprise decision to devalue its currency in August 2015. The CBOE Volatility Index® (VIX®) spiked to more than 40 as equities around the globe declined. VIX values greater than 30 are generally associated with a large amount of volatility as a result of investor fear or uncertainty, while values below 20 generally correspond to less stressful, even complacent, times in the markets. In fact, the lows of 2015 for the S&P 500® Index occurred during this time, while only a month earlier the index was within a couple points of prior all-time highs. As a result, the strong U.S. equity performance during this reporting period can largely be attributed to the low index level attained during this brief bout of volatility. After a swift rebound in October, U.S. equities were relatively flat through the remainder of 2015. The beginning of 2016 saw another spike in volatility as stocks fell dramatically in response, again, to market disruptions in China. Concerns over global financial stability stemming from China as well as an unexpected “Brexit” vote by U.K. voters in June pushed out Federal Reserve (Fed) rate hike expectations further and further throughout the year. This, along with additional easing from other central banks, pushed global interest rates down significantly and in some cases deeply into negative territory. Equity multiples in the U.S. were driven higher in response to the extremely low rate environment, led primarily by defensive sectors such as utilities and consumer staples. However, stocks were down in regions such as Japan and Europe where central banks continued to aggressively ease monetary policy.

The Fund’s shortfall versus the Morningstar Index during the reporting period was mainly driven by a tactical underweight to equities as well as the performance of the underlying large-cap equity managers. As mentioned earlier, the drag on performance from the Fund’s tactical equity underweight was primarily a function of timing as the beginning of the reporting period occurred during the brief, although volatile, period in August 2015 that marked the equity market lows for 2015. Therefore, the Fund received a boost from the underweight in August 2015 that was quickly reversed in September and generally detracted throughout the remainder of the reporting period as the equity market remained volatile, but still advanced.

Regarding the underlying large-cap funds, sector leadership during the run-up in the equity market was primarily responsible for their underperformance, versus stock selection. As mentioned, the more defensive sectors such as utilities and consumer staples led the market higher. Because the large-cap funds in our portfolio were positioned with underweights in these sectors, they underperformed. However, we viewed this underperformance as temporary and tactically added to these funds after they lagged. This proved to be a favorable trade as the defensive sectors began to underperform shortly thereafter, adding back performance to the large-cap managers.

Real estate performance was relatively strong during the reporting period and was a positive contributor to the Fund’s performance. We continued to hold a small overweight to this asset class. Within alternative fixed income, our allocation to high yield municipal bonds produced positive results during much of the reporting period. However, our alternative fixed income benchmark, which is primarily composed of sovereign bonds with negative yields from countries such as Japan and Germany, saw yields driven even

NUVEEN	9

Portfolio Managers’ Comments (continued)

further into negative territory as the reporting period progressed, resulting in very strong returns. Therefore, our lack of exposure to these types of bonds in favor of high yield municipal bonds resulted in a drag on performance. We have, however, maintained the Fund’s allocation to high yield municipals because we viewed them as a more attractive alternative than sovereign bonds with negative yields.

While the Fund’s results did not keep pace with the Lipper classification average, the shortfall was primarily the result of greater exposure to domestic assets for the funds in the Lipper category. This positioning has generally been beneficial for the Fund’s Lipper peers, given the significant performance advantage of U.S. markets over the past few years. However, we expect volatility levels in the U.S. to remain higher throughout 2016 as a result of policy uncertainty and the potential for the Fed to tighten monetary policy. As a result, we have maintained the Fund’s modestly higher foreign exposure.

During the reporting period, the Fund tactically used additional equity and currency futures to adjust its allocation to equity investments and currency exposures. The currency futures had a small positive impact on performance. The equity futures contracts had a negative impact on performance. The aggregate impact of all futures contracts on Fund performance was negative during the reporting period.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2016?

In an effort to achieve its objective of providing both capital growth and current income, the majority of the Nuveen Strategy Balanced Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Balanced Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Core Bond Fund	11.9%
Nuveen Tactical Market Opportunities Fund	9.3%
Nuveen Short Term Bond Fund	6.5%
Nuveen High Yield Municipal Bond Fund	6.4%
Nuveen Dividend Value Fund	5.6%

We made a few allocation changes during this reporting period, most notably in equities. The Fund began the reporting period with a small net underweight positioning in equities, biased toward developed non-U.S. stocks over U.S. stocks as well as large-cap U.S. stocks over small-cap U.S. stocks. After the equity market decline at the beginning of 2016, stocks rebounded sharply and trended back toward the prior all-time highs. In March 2016, after a significant recovery in stock prices, we tactically shifted to a larger underweight in equities based on high valuations and potential further tightening from the Fed. We also reduced the Fund’s large-cap over small-cap bias in October 2015 and January 2016 to capture gains from the successful allocation. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

The Fund’s overall allocation to international equities remained largely unchanged. Tactically, we maintained the Fund’s overweight position in non-U.S. developed markets relative to emerging markets. We also continued to use Mini MSCI EAFE Index and Mini MSCI Emerging Markets Index futures in conjunction with the underlying developed and emerging market funds to maintain broader diversification in the Fund’s portfolio. In the second half of the reporting period, we gradually rotated out of the Nuveen Tradewinds Emerging Market Fund in anticipation of its scheduled liquidation in late June, and into Mini MSCI Emerging Markets Index futures.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core, alternative fixed income, while maintaining a significant underweight position in core fixed income. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their attractive absolute and tax equivalent yields relative to core bonds.

10	NUVEEN

To offset part of the Fund’s tactical underweight to core fixed income, we continued to favor a tactical overweight to the absolute return asset class during the reporting period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

As mentioned previously, the Fund benefited from an overweight position in real estate during the reporting period. The Fund’s real estate exposure was primarily achieved through a position in the Nuveen Real Estate Securities Fund. We made no other tactical shifts to the Fund’s real assets exposure.

Commodities experienced significant underperformance during the first half of reporting period. While the small overweight to commodities was a drag on performance over this time frame, we viewed this to be temporary and continued to hold these positions. Coming off of the lows in February, oil prices rallied significantly and much of the hit to performance was recovered. In May, we decided to tactically change to an essentially neutral allocation in commodities based on the significant recovery over the prior four months. Although very small, we continued to hold a position in the United States Natural Gas Fund LP as part of an option overwrite strategy. Overall, the equity call options used were a positive contributor to performance during the reporting period. We continued to believe the extremely low price level of natural gas hit during this reporting period would be temporary and that our disciplined call writing strategy will contribute positively going forward.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Nuveen Strategy Conservative Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2016?

The Fund’s Class A Shares at NAV underperformed both the Morningstar Index and the Lipper classification average for the twelve-month reporting period ended August 31, 2016.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of current income consistent with limited risk to capital. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% allocated to fixed income and commodities, 30% equity funds and 10% absolute return funds and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

This reporting period began in the midst of extremely volatile market conditions driven primarily by China’s surprise decision to devalue its currency in August 2015. The CBOE Volatility Index® (VIX®) spiked to more than 40 as equities around the globe declined. VIX values greater than 30 are generally associated with a large amount of volatility as a result of investor fear or uncertainty, while values below 20 generally correspond to less stressful, even complacent, times in the markets. In fact, the lows of 2015 for the S&P 500® Index occurred during this time, while only a month earlier the index was within a couple points of prior all-time highs. As a result, the strong U.S. equity performance during this reporting period can largely be attributed to the low index level attained during this brief bout of volatility. After a swift rebound in October, U.S. equities were relatively flat through the remainder of 2015. The beginning of 2016 saw another spike in volatility as stocks fell dramatically in response, again, to market disruptions in China. Concerns over global financial stability stemming from China as well as an unexpected “Brexit” vote by U.K. voters in June pushed out Federal Reserve (Fed) rate hike expectations further and further throughout the year. This, along with additional easing from other central banks, pushed global interest rates down significantly and in some cases deeply into negative territory. Equity multiples in the U.S. were driven higher in response to the extremely low rate environment, led primarily by defensive sectors such as utilities and consumer staples. However, stocks were down in regions such as Japan and Europe where central banks continued to aggressively ease monetary policy.

NUVEEN	11

Portfolio Managers’ Comments (continued)

The Fund’s shortfall versus the Morningstar Index during the reporting period was mainly driven by a tactical underweight to equities as well as the performance of the underlying large-cap equity managers. As mentioned earlier, the drag on performance from the Fund’s tactical equity underweight was primarily a function of timing as the beginning of the reporting period occurred during the brief, although volatile, period in August 2015 that marked the equity market lows for 2015. Therefore, the Fund received a boost from the underweight in August 2015 that was quickly reversed in September and generally detracted throughout the remainder of the reporting period as the equity market remained volatile, but still advanced.

Regarding the underlying large-cap funds, sector leadership during the run-up in the equity market was primarily responsible for their underperformance, versus stock selection. As mentioned, the more defensive sectors such as utilities and consumer staples led the market higher. Because the large-cap funds in our portfolio were positioned with underweights in these sectors, they underperformed. However, we viewed this underperformance as temporary and tactically added to these funds after they lagged. This proved to be a favorable trade as the defensive sectors began to underperform shortly thereafter, adding back performance to the large-cap managers.

Real estate performance was relatively strong during the reporting period and was a positive contributor to the Fund’s performance. We continued to hold a small overweight to this asset class. Within alternative fixed income, our allocation to high yield municipal bonds produced positive results during much of the reporting period. However, our alternative fixed income benchmark, which is primarily composed of sovereign bonds with negative yields from countries such as Japan and Germany, saw yields driven even further into negative territory as the reporting period progressed, resulting in very strong returns. Therefore, our lack of exposure to these types of bonds in favor of high yield municipal bonds resulted in a drag on performance. We have, however, maintained the Fund’s allocation to high yield municipals because we viewed them as a more attractive alternative than sovereign bonds with negative yields.

While the Fund’s results did not keep pace with the Lipper classification average, the shortfall was primarily the result of greater exposure to domestic assets for the funds in the Lipper category. This positioning has generally been beneficial for the Fund’s Lipper peers, given the significant performance advantage of U.S. markets over the past few years. However, we expect volatility levels in the U.S. to remain higher throughout 2016 as a result of policy uncertainty and the potential for the Fed to tighten monetary policy. As a result, we have maintained the Fund’s modestly higher foreign exposure.

During the reporting period, the Fund tactically used additional equity and currency futures to adjust its allocation to equity investments and currency exposures. The currency futures had a small positive impact on performance. The equity futures contracts had a negative impact on performance. The aggregate impact of all futures contracts on Fund performance was negative during the reporting period.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2016?

In an effort to achieve its objective of providing a high level of current income with limited risk to capital, the majority of the Nuveen Strategy Conservative Allocation Fund continued to be positioned in fixed income securities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Conservative Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Core Bond Fund	19.4%
Nuveen Tactical Market Opportunities Fund	10.0%
Nuveen Short Term Bond Fund	9.8%
Nuveen Core Plus Bond Fund	9.4%
Nuveen Strategic Income Fund	6.6%

12	NUVEEN

We made a few allocation changes during this reporting period. Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core, alternative fixed income, while maintaining a significant underweight position in core fixed income. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their attractive absolute and tax equivalent yields relative to core bonds.

To offset part of the Fund’s tactical underweight to core fixed income, we continued to favor a tactical overweight to the absolute return asset class during the reporting period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

The Fund began the reporting period with a small net underweight positioning in equities, biased toward developed non-U.S. stocks over U.S. stocks as well as large-cap U.S. stocks over small-cap U.S. stocks. After the equity market decline at the beginning of 2016, stocks rebounded sharply and trended back toward the prior all-time highs. In March 2016, after a significant recovery in stock prices, we tactically shifted to a larger underweight in equities based on high valuations and potential further tightening from the Fed. We also reduced the Fund’s large-cap over small-cap bias in October 2015 and January 2016 to capture gains from the successful allocation. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® E-Mini Index futures.

The Fund’s overall allocation to international equities remained largely unchanged. Tactically, we maintained the Fund’s overweight position in non-U.S. developed markets relative to emerging markets. We also continued to use Mini MSCI EAFE Index and Mini MSCI Emerging Markets Index futures in conjunction with the underlying developed and emerging market funds to maintain broader diversification in the Fund’s portfolio. In the second half of the reporting period, we gradually rotated out of the Nuveen Tradewinds Emerging Market Fund in anticipation of its scheduled liquidation in late June, and into Mini MSCI Emerging Markets Index futures.

As mentioned previously, the Fund benefited from an overweight position in real estate during the reporting period. The Fund’s real estate exposure was primarily achieved through a position in the Nuveen Real Estate Securities Fund. We made no other tactical shifts to the Fund’s real assets exposure.

Commodities experienced significant underperformance during the first half of reporting period. While the small overweight to commodities was a drag on performance over this time frame, we viewed this to be temporary and continued to hold these positions. Coming off of the lows in February, oil prices rallied significantly and much of the hit to performance was recovered. In May, we decided to tactically change to an essentially neutral allocation in commodities based on the significant recovery over the prior four months. Although very small, we continued to hold a position in the United States Natural Gas Fund LP as part of an option overwrite strategy. Overall, the equity call options used were a positive contributor to performance during the reporting period. We continued to believe the extremely low price level of natural gas hit during this reporting period would be temporary and that our disciplined call writing strategy will contribute positively going forward.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of the end of the reporting period, the Fund’s cash level was negligible with enough to accommodate requirements for daily cash flows and futures collateral.

Nuveen Strategy Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2016?

The Fund’s Class A Shares at NAV underperformed both the Morningstar Index and the Lipper classification average for the twelve-month reporting period ended August 31, 2016.

NUVEEN	13

Portfolio Managers’ Comments (continued)

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth with a moderate level of current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 75% stock funds with the remaining 25% allocated to fixed income, commodities, absolute return funds and other securities including exchange-traded funds, closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

This reporting period began in the midst of extremely volatile market conditions driven primarily by China’s surprise decision to devalue its currency in August 2015. The CBOE Volatility Index® (VIX®) spiked to more than 40 as equities around the globe declined. VIX values greater than 30 are generally associated with a large amount of volatility as a result of investor fear or uncertainty, while values below 20 generally correspond to less stressful, even complacent, times in the markets. In fact, the lows of 2015 for the S&P 500® Index occurred during this time, while only a month earlier the index was within a couple points of prior all-time highs. As a result, the strong U.S. equity performance during this reporting period can largely be attributed to the low index level attained during this brief bout of volatility. After a swift rebound in October, U.S. equities were relatively flat through the remainder of 2015. The beginning of 2016 saw another spike in volatility as stocks fell dramatically in response, again, to market disruptions in China. Concerns over global financial stability stemming from China as well as an unexpected “Brexit” vote by U.K. voters in June pushed out Federal Reserve (Fed) rate hike expectations further and further throughout the year. This, along with additional easing from other central banks, pushed global interest rates down significantly and in some cases deeply into negative territory. Equity multiples in the U.S. were driven higher in response to the extremely low rate environment, led primarily by defensive sectors such as utilities and consumer staples. However, stocks were down in regions such as Japan and Europe where central banks continued to aggressively ease monetary policy.

The Fund’s shortfall versus the Morningstar Index during the reporting period was mainly driven by a tactical underweight to equities as well as the performance of the underlying large-cap equity managers. As mentioned earlier, the drag on performance from the Fund’s tactical equity underweight was primarily a function of timing as the beginning of the reporting period occurred during the brief, although volatile, period in August 2015 that marked the equity market lows for 2015. Therefore, the Fund received a boost from the underweight in August 2015 that was quickly reversed in September and generally detracted throughout the remainder of the reporting period as the equity market remained volatile, but still advanced.

Regarding the underlying large-cap funds, sector leadership during the run-up in the equity market was primarily responsible for their underperformance, versus stock selection. As mentioned, the more defensive sectors such as utilities and consumer staples led the market higher. Because the large-cap funds in our portfolio were positioned with underweights in these sectors, they underperformed. However, we viewed this underperformance as temporary and tactically added to these funds after they lagged. This proved to be a favorable trade as the defensive sectors began to underperform shortly thereafter, adding back performance to the large-cap managers.

Real estate performance was relatively strong during the reporting period and was a positive contributor to the Fund’s performance. We continued to hold a small overweight to this asset class. Within alternative fixed income, our allocation to high yield municipal bonds produced positive results during much of the reporting period. However, our alternative fixed income benchmark, which is primarily composed of sovereign bonds with negative yields from countries such as Japan and Germany, saw yields driven even further into negative territory as the reporting period progressed, resulting in very strong returns. Therefore, our lack of exposure to these types of bonds in favor of high yield municipal bonds resulted in a drag on performance. We have, however, maintained the Fund’s allocation to high yield municipals because we viewed them as a more attractive alternative than sovereign bonds with negative yields.

While the Fund’s results did not keep pace with the Lipper classification average, the shortfall was primarily the result of greater exposure to domestic assets for the funds in the Lipper category. This positioning has generally been beneficial for the Fund’s Lipper peers, given the significant performance advantage of U.S. markets over the past few years. However, we expect volatility levels in the U.S. to remain higher throughout 2016 as a result of policy uncertainty and the potential for the Fed to tighten monetary policy. As a result, we have maintained the Fund’s modestly higher foreign exposure.

14	NUVEEN

During the reporting period, the Fund tactically used additional equity and currency futures to adjust its allocation to equity investments and currency exposures. The currency futures had a small positive impact on performance. The equity futures contracts had a small negative impact on performance. The aggregate impact of all futures contracts on Fund performance was negative during the reporting period.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2016?

In an effort to achieve its objective of providing capital growth with a moderate level of current income, the majority of the Nuveen Strategy Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Growth Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Tactical Market Opportunities Fund	8.4%
Nuveen Dividend Value Fund	8.2%
Nuveen High Yield Municipal Bond Fund	6.2%
Nuveen Large Cap Select Fund	5.8%
Nuveen NWQ International Value Fund	5.7%

We made a few allocation changes during this reporting period, most notably in equities. The Fund began the reporting period with a small net underweight positioning in equities, biased toward developed non-U.S. stocks over U.S. stocks as well as large-cap U.S. stocks over small-cap U.S. stocks. After the equity market decline at the beginning of 2016, stocks rebounded sharply and trended back toward the prior all-time highs. In March 2016, after a significant recovery in stock prices, we tactically shifted to a larger underweight in equities based on high valuations and potential further tightening from the Fed. We also reduced the Fund’s large-cap over small-cap bias in October 2015 and January 2016 to capture gains from the successful allocation. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

The Fund’s overall allocation to international equities remained largely unchanged. Tactically, we maintained the Fund’s overweight position in non-U.S. developed markets relative to emerging markets. We also continued to use Mini MSCI EAFE Index and Mini MSCI Emerging Markets Index futures in conjunction with the underlying developed and emerging market funds to maintain broader diversification in the Fund’s portfolio. In the second half of the reporting period, we gradually rotated out of the Nuveen Tradewinds Emerging Market Fund in anticipation of its scheduled liquidation in late June, and into Mini MSCI Emerging Markets Index futures.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core, alternative fixed income, while maintaining a significant underweight position in core fixed income. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their attractive absolute and tax equivalent yields relative to core bonds.

To offset part of the Fund’s tactical underweight to core fixed income, we continued to favor a tactical overweight to the absolute return asset class during the reporting period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

As mentioned previously, the Fund benefited from an overweight position in real estate during the reporting period. The Fund’s real estate exposure was primarily achieved through a position in the Nuveen Real Estate Securities Fund. We made no other tactical shifts to the Fund’s real assets exposure.

NUVEEN	15

Portfolio Managers’ Comments (continued)

Commodities experienced significant underperformance during the first half of reporting period. While the small overweight to commodities was a drag on performance over this time frame, we viewed this to be temporary and continued to hold these positions. Coming off of the lows in February, oil prices rallied significantly and much of the hit to performance was recovered. In May 2016, we decided to tactically change to an essentially neutral allocation in commodities based on the significant recovery over the prior four months. Although very small, we continued to hold a position in the United States Natural Gas Fund LP as part of an option overwrite strategy. Overall, the equity call options used were a positive contributor to performance during the reporting period. We continued to believe the extremely low price level of natural gas hit during this reporting period would be temporary and that our disciplined call writing strategy will contribute positively going forward.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

16	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be greater than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, volatility related to small- and mid-cap stocks, the potential high volatility of commodities, foreign securities risk, and credit and interest-rate risk related to debt securities. The Funds’ potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Dividend Information

Nuveen Strategy Conservative Allocation Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects the Fund’s past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, it may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of August 31, 2016, Nuveen Strategy Conservative Allocation Fund had a positive UNII balance for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Nuveen Strategy Conservative Allocation Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	17

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18	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Aggressive Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.49%	8.34%	5.10%
Class A Shares at maximum Offering Price	(0.60)%	7.06%	4.48%
Morningstar Aggressive Target Risk Index	9.20%	9.66%	6.00%
Lipper Flexible Portfolio Funds Classification Average	4.85%	5.20%	4.55%

Class C Shares	4.71%	7.52%	4.31%
Class R3 Shares	5.20%	8.05%	4.84%
Class I Shares	5.75%	8.61%	5.35%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	9.24%	10.53%	4.94%
Class A Shares at maximum Offering Price	2.95%	9.22%	4.32%
Class C Shares	8.44%	9.71%	4.17%
Class R3 Shares	8.99%	10.28%	4.68%
Class I Shares	9.50%	10.83%	5.20%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.56%	2.31%	1.81%	1.31%
Net Expense Ratios*	1.41%	2.16%	1.66%	1.16%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through December 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.91%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

20	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Balanced Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.84%	6.95%	5.08%
Class A Shares at maximum Offering Price	(1.18)%	5.70%	4.46%
Morningstar Moderate Target Risk Index	8.23%	7.29%	5.81%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average	6.49%	6.98%	4.84%

Class C Shares	3.99%	6.16%	4.30%
Class R3 Shares	4.61%	6.69%	4.81%
Class I Shares	5.01%	7.21%	5.34%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.96%	8.44%	4.93%
Class A Shares at maximum Offering Price	0.78%	7.17%	4.30%
Class C Shares	6.14%	7.63%	4.14%
Class R3 Shares	6.76%	8.20%	4.66%
Class I Shares	7.25%	8.73%	5.19%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.34%	2.09%	1.59%	1.09%
Net Expense Ratios*	1.31%	2.06%	1.56%	1.06%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through December 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.81%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

22	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.15%	4.82%	4.67%
Class A Shares at maximum Offering Price	(1.80)%	3.59%	4.05%
Morningstar Moderately Conservative Target Risk Index	7.44%	5.77%	5.33%
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average	5.69%	5.04%	4.24%

Class C Shares	3.46%	4.02%	3.89%
Class R3 Shares	3.97%	4.55%	4.41%
Class I Shares	4.47%	5.07%	4.93%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.62%	5.64%	4.56%
Class A Shares at maximum Offering Price	(0.42)%	4.39%	3.95%
Class C Shares	4.84%	4.84%	3.78%
Class R3 Shares	5.35%	5.37%	4.30%
Class I Shares	5.94%	5.91%	4.83%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.24%	1.99%	1.49%	0.99%
Net Expense Ratios*	1.20%	1.95%	1.45%	0.95%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through December 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.70%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

24	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	25

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.67%	7.84%	5.24%
Class A Shares at maximum Offering Price	(0.38)%	6.56%	4.61%
Morningstar Moderately Aggressive Target Risk Index	8.66%	8.61%	5.98%
Lipper Mixed-Asset Target Allocation Growth Funds Classification Average	6.26%	8.41%	5.20%

Class C Shares	4.77%	7.02%	4.46%
Class R3 Shares	5.27%	7.56%	4.96%
Class I Shares	5.84%	8.10%	5.49%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	8.68%	9.67%	5.08%
Class A Shares at maximum Offering Price	2.39%	8.39%	4.46%
Class C Shares	7.94%	8.87%	4.31%
Class R3 Shares	8.40%	9.42%	4.82%
Class I Shares	8.93%	9.95%	5.34%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.45%	2.21%	1.70%	1.20%
Net Expense Ratios*	1.37%	2.12%	1.62%	1.12%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through December 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.87%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

26	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	27

Holding

Summaries as of August 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Strategy Aggressive Growth Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Absolute Return Funds	9.3%
Non-Affiliated Commodity Funds	0.4%
Affiliated Equity Funds	77.4%
Affiliated Fixed Income Funds	10.7%
Money Market Funds	0.8%
U.S. Government and Agency Obligations	1.7%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Affiliated Absolute Return Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Tactical Market Opportunities Fund (Class I)	9.3%	(3.03)%

Non-Affiliated Commodity Funds
United States Natural Gas Fund LP	0.4%	(33.52)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	10.9%	11.36%
Nuveen International Growth Fund (Class R6)	8.6%	2.75%	*
Nuveen Large Cap Core Fund (Class R6)	4.3%	6.36%	*
Nuveen Large Cap Growth Opportunities Fund (Class R6)	3.2%	6.24%
Nuveen Large Cap Select Fund (Class I)	5.5%	8.09%
Nuveen Large Cap Value Fund (Class R6)	4.7%	5.63%	*
Nuveen NWQ Large-Cap Value Fund (Class I)	3.3%	5.78%
Nuveen Real Asset Income Fund (Class R6)	1.1%	2.67%	*
Nuveen Real Estate Securities Fund (Class R6)	2.1%	24.27%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	3.1%	9.91%
Nuveen Small Cap Growth Opportunities Fund (Class R6)	3.5%	10.59%	*

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class I)	0.7%	11.15%
Nuveen Small Cap Value Fund (Class R6)	3.5%	7.17%	*
Nuveen Symphony International Equity Fund (Class I)	3.6%	(1.28)%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.2%	8.23%
Nuveen Symphony Low Volatility Equity Fund (Class R6)	4.2%	1.12%	*
Nuveen NWQ International Value Fund (Class I)	8.8%	(1.17)%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.1%	5.53%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund (Class R6)	3.0%	5.47%
Nuveen High Yield Municipal Bond Fund (Class R6)	4.9%	0.95%	*
Nuveen Preferred Securities Fund (Class R6)	0.3%	3.89%	*
Nuveen Short Term Bond Fund (Class R6)	2.1%	1.92%
Nuveen Strategic Income Fund (Class R6)	0.2%	6.70%
Nuveen Symphony Credit Opportunities Fund (Class R6)	0.2%	5.54%

*	Since inception return: Share class commenced operation on June 30, 2016.

28	NUVEEN

Nuveen Strategy Balanced Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Absolute Return Funds	9.3%
Non-Affiliated Commodity Funds	0.4%
Affiliated Equity Funds	53.2%
Affiliated Fixed Income Funds	35.5%
Money Market Funds	0.8%
U.S. Government and Agency Obligations	1.2%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Affiliated Absolute Return Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Tactical Market Opportunities Fund (Class I)	9.3%	(3.03)%

Non-Affiliated Commodity Funds
United States Natural Gas Fund LP	0.4%	(33.52)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	5.6%	11.36%
Nuveen Global Infrastructure Fund (Class R6)	1.1%	(0.81)%	*
Nuveen International Growth Fund (Class R6)	5.0%	2.75%	*
Nuveen Large Cap Core Fund (Class R6)	2.6%	6.36%	*
Nuveen Large Cap Growth Opportunities Fund (Class R6)	2.1%	6.24%
Nuveen Large Cap Select Fund (Class I)	3.8%	8.09%
Nuveen Large Cap Value Fund (Class R6)	2.6%	5.63%	*
Nuveen NWQ Large-Cap Value Fund (Class I)	2.7%	5.78%
Nuveen Real Asset Income Fund (Class R6)	1.3%	2.67%	*
Nuveen Real Estate Securities Fund (Class R6)	1.5%	24.27%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	2.1%	9.91%
Nuveen Small Cap Growth Opportunities Fund (Class R6)	3.7%	10.59%	*

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class I)	1.2%	11.15%
Nuveen Small Cap Value Fund (Class R6)	3.7%	7.17%	*
Nuveen Symphony International Equity Fund (Class I)	2.1%	(1.28)%
Nuveen Symphony Large-Cap Growth Fund (Class I)	2.1%	8.23%
Nuveen Symphony Low Volatility Equity Fund (Class R6)	2.7%	1.12%	*
Nuveen NWQ International Value Fund (Class I)	5.1%	(1.17)%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	2.2%	5.53%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	1.1%	0.37%	*
Nuveen Core Bond Fund (Class R6)	11.9%	5.47%
Nuveen Core Plus Bond Fund (Class R6)	4.3%	6.19%
Nuveen High Yield Municipal Bond Fund (Class R6)	6.4%	0.95%	*
Nuveen Preferred Securities Fund (Class R6)	1.0%	3.89%	*
Nuveen Short Term Bond Fund (Class R6)	6.5%	1.92%
Nuveen Strategic Income Fund (Class R6)	3.1%	6.70%
Nuveen Symphony Credit Opportunities Fund (Class R6)	1.2%	5.54%

*	Since inception return: Share class commenced operation on June 30, 2016

NUVEEN	29

Holding Summaries as of August 31, 2016 (continued)

Nuveen Strategy Conservative Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Absolute Return Funds	10.0%
Non-Affiliated Commodity Funds	0.4%
Affiliated Equity Funds	32.4%
Affiliated Fixed Income Funds	56.1%
Money Market Funds	0.6%
U.S. Government and Agency Obligations	0.6%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Affiliated Absolute Return Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Tactical Market Opportunities Fund (Class I)	10.0%	(3.03)%

Non-Affiliated Commodity Funds
United States Natural Gas Fund LP	0.4%	(33.52)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	4.3%	11.36%
Nuveen Global Infrastructure Fund (Class R6)	3.0%	(0.81)%	*
Nuveen International Growth Fund (Class R6)	2.0%	2.75%	*
Nuveen Large Cap Core Fund (Class R6)	1.3%	6.36%	*
Nuveen Large Cap Growth Opportunities Fund (Class R6)	1.1%	6.24%
Nuveen Large Cap Select Fund (Class I)	2.4%	8.09%
Nuveen Large Cap Value Fund (Class R6)	2.1%	5.63%	*
Nuveen NWQ Large-Cap Value Fund (Class I)	2.0%	5.78%
Nuveen Real Asset Income Fund (Class R6)	1.1%	2.67%	*
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	1.0%	9.91%
Nuveen Small Cap Growth Opportunities Fund (Class R6)	1.9%	10.59%	*
Nuveen Small Cap Select Fund (Class I)	2.2%	11.15%

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Value Fund (Class R6)	1.9%	7.17%	*
Nuveen Symphony International Equity Fund (Class I)	1.0%	(1.28)%
Nuveen Symphony Large-Cap Growth Fund (Class I)	1.1%	8.23%
Nuveen Symphony Low Volatility Equity Fund (Class R6)	1.3%	1.12%	*
Nuveen NWQ International Value Fund (Class I)	1.6%	(1.17)%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	1.1%	5.53%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	2.0%	0.37%	*
Nuveen Core Bond Fund (Class R6)	19.4%	5.47%
Nuveen Core Plus Bond Fund (Class R6)	9.4%	6.19%
Nuveen High Yield Municipal Bond Fund (Class R6)	5.2%	0.95%	*
Nuveen Inflation Protected Securities Fund (Class R6)	2.5%	4.82%
Nuveen Preferred Securities Fund (Class R6)	0.5%	3.89%	*
Nuveen Short Term Bond Fund (Class R6)	9.8%	1.92%
Nuveen Strategic Income Fund (Class R6)	6.6%	6.70%
Nuveen Symphony Credit Opportunities Fund (Class R6)	0.7%	5.54%

*	Since inception return: Share class commenced operation on June 30, 2016.

30	NUVEEN

Nuveen Strategy Growth Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Absolute Return Funds	8.4%
Non-Affiliated Commodity Funds	0.4%
Affiliated Equity Funds	70.9%
Affiliated Fixed Income Funds	18.3%
Money Market Funds	0.9%
U.S. Government and Agency Obligations	1.2%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Affiliated Absolute Return Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Tactical Market Opportunities Fund (Class I)	8.4%	(3.03)%

Non-Affiliated Commodity Funds
United States Natural Gas Fund LP	0.4%	(33.52)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	8.2%	11.36%
Nuveen Global Infrastructure Fund (Class R6)	1.1%	(0.81)%	*
Nuveen International Growth Fund (Class R6)	5.6%	2.75%	*
Nuveen Large Cap Core Fund (Class R6)	4.3%	6.36%	*
Nuveen Large Cap Growth Opportunities Fund (Class R6)	3.1%	6.24%
Nuveen Large Cap Select Fund (Class I)	5.8%	8.09%
Nuveen Large Cap Value Fund (Class R6)	4.3%	5.67%	*
Nuveen NWQ Large-Cap Value Fund (Class I)	4.2%	5.78%
Nuveen Real Asset Income Fund (Class R6)	1.3%	2.67%	*
Nuveen Real Estate Securities Fund (Class R6)	1.9%	24.27%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	3.0%	9.91%
Nuveen Small Cap Growth Opportunities Fund (Class R6)	3.9%	10.59%	*

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class I)	1.1%	11.15%
Nuveen Small Cap Value Fund (Class R6)	4.0%	7.17%	*
Nuveen Symphony International Equity Fund (Class I)	2.9%	(1.28)%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.2%	8.23%
Nuveen Symphony Low Volatility Equity Fund (Class R6)	4.1%	1.12%	*
Nuveen NWQ International Value Fund (Class I)	5.7%	(1.17)%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.2%	5.53%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	0.6%	0.37%	*
Nuveen Core Bond Fund (Class R6)	2.0%	5.47%
Nuveen Core Plus Bond Fund (Class R6)	1.8%	6.19%
Nuveen High Yield Municipal Bond Fund (Class R6)	6.2%	0.95%	*
Nuveen Preferred Securities Fund (Class R6)	1.5%	3.89%	*
Nuveen Short Term Bond Fund (Class R6)	4.1%	1.92%
Nuveen Strategic Income Fund (Class R6)	0.9%	6.70%
Nuveen Symphony Credit Opportunities Fund (Class R6)	1.2%	5.54%

*	Since inception return: Share class commenced operation on June 30, 2016.

NUVEEN	31

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2016.

The beginning of the period is March 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

In addition to the fees and expenses which the Funds bears directly; the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Because the underlying funds have varied expenses and fee levels and the Funds may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These underlying fees and expenses are not reflected in the expenses shown in the tables.

Nuveen Strategy Aggressive Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,122.40	$1,117.60	$1,120.80	$1,123.60
Expenses Incurred During Period	$2.67	$6.65	$4.00	$1.33
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.62	$1,018.85	$1,021.37	$1,023.88
Expenses Incurred During Period	$2.54	$6.34	$3.81	$1.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

32	NUVEEN

Nuveen Strategy Balanced Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,090.80	$1,087.20	$1,090.60	$1,092.40
Expenses Incurred During Period	$2.63	$6.56	$3.94	$1.31
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.62	$1,018.85	$1,021.37	$1,023.88
Expenses Incurred During Period	$2.54	$6.34	$3.81	$1.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Strategy Conservative Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,072.50	$1,068.90	$1,071.20	$1,073.70
Expenses Incurred During Period	$2.60	$6.50	$3.90	$1.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.62	$1,018.85	$1,021.37	$1,023.88
Expenses Incurred During Period	$2.54	$6.34	$3.81	$1.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Strategy Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,111.30	$1,106.60	$1,109.00	$1,111.70
Expenses Incurred During Period	$2.65	$6.62	$3.98	$1.33
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.62	$1,018.85	$1,021.37	$1,023.88
Expenses Incurred During Period	$2.54	$6.34	$3.81	$1.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

NUVEEN	33

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Strategy Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund, Nuveen Strategy Conservative Allocation Fund and Nuveen Strategy Growth Allocation Fund (each a series of the Nuveen Strategy Funds, Inc., hereinafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

October 26, 2016

34	NUVEEN

Nuveen Strategy Aggressive Growth Allocation Fund

Portfolio of Investments	August 31, 2016

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 97.8%

	ABSOLUTE RETURN FUNDS – 9.3%

	Affiliated Absolute Return Funds – 9.3%

744,748	Nuveen Tactical Market Opportunities Fund (Class I)	$7,499,608
	Total Absolute Return Funds (cost $7,862,084)	7,499,608

	COMMODITY FUNDS – 0.4%

	Non-Affiliated Commodity Funds – 0.4%

40,600	United States Natural Gas Fund LP, (3)	343,070
	Total Commodity Funds (cost $470,981)	343,070

	EQUITY FUNDS – 77.4%

	Affiliated Equity Funds – 77.4%

563,875	Nuveen Dividend Value Fund (Class R6)	8,807,729

186,496	Nuveen International Growth Fund (Class R6)	6,969,359

127,726	Nuveen Large Cap Core Fund (Class R6)	3,458,824

78,790	Nuveen Large Cap Growth Opportunities Fund (Class R6)	2,621,340

204,432	Nuveen Large Cap Select Fund (Class I)	4,419,813

167,804	Nuveen Large Cap Value Fund (Class R6)	3,839,354

351,365	Nuveen NWQ Large-Cap Value Fund (Class I)	2,698,487

38,807	Nuveen Real Asset Income Fund (Class R6)	928,657

65,466	Nuveen Real Estate Securities Fund (Class R6)	1,666,121

70,348	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	2,504,373

116,933	Nuveen Small Cap Growth Opportunities Fund (Class R6)	2,797,039

47,985	Nuveen Small Cap Select Fund (Class I)	565,262

125,995	Nuveen Small Cap Value Fund (Class R6)	2,846,221

170,506	Nuveen Symphony International Equity Fund (Class I)	2,931,006

75,318	Nuveen Symphony Large-Cap Growth Fund (Class I)	2,616,555

122,626	Nuveen Symphony Low Volatility Equity Fund (Class R6)	3,433,523

313,214	Nuveen NWQ International Value Fund (Class I)	7,103,685

61,158	Nuveen Winslow Large-Cap Growth Fund (Class R6)	2,517,864
	Total Equity Funds (Cost $59,273,696)	62,725,212

	FIXED INCOME FUNDS – 10.7%

	Affiliated Fixed Income Funds – 10.7%

243,394	Nuveen Core Bond Fund (Class R6)	2,448,546

221,664	Nuveen High Yield Municipal Bond Fund (Class R6)	3,981,091

16,142	Nuveen Preferred Securities Fund (Class R6)	279,087

171,132	Nuveen Short Term Bond Fund (Class R6)	1,695,926

12,949	Nuveen Strategic Income Fund (Class R6)	139,849

NUVEEN	35

Nuveen Strategy Aggressive Growth Allocation Fund (continued)

Portfolio of Investments	August 31, 2016

Shares	Description (1), (2)				Value

	Affiliated Fixed Income Funds (continued)

6,970	Nuveen Symphony Credit Opportunities Fund (Class R6)				$139,739
	Total Fixed Income Funds (cost $8,135,989)				8,684,238
	Total Long-Term Investments (cost $75,742,750)				79,252,128

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 2.5%

	Money Market Funds – 0.8%

620,356	First American Treasury Obligations Fund, Class Z	0.216% (5)	N/A	N/A	$620,357

	U.S. Government and Agency Obligations – 1.7%

$1,400	U.S. Treasury Bills, (6)	0.000%	9/15/16	AAA	1,399,882
	Total Short-Term Investments (cost $2,020,214)				2,020,239
	Total Investments (cost $77,762,964) – 100.3%				81,272,367
	Other Assets Less Liabilities – (0.3)% (7)				(217,002)
	Net Assets – 100%				$81,055,365

Investments in Derivatives as of August 31, 2016

Futures Contracts:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Dollar Index	Long	9	9/16	$864,108	$(261)	$19,905
Mini MSCI EAFE Index	Long	68	9/16	5,737,840	(12,580)	233,434
Mini MSCI Emerging Markets Index	Long	127	9/16	5,638,165	(67,945)	464,731
NASDAQ 100 E-Mini	Short	(20)	9/16	(1,909,500)	900	(126,330)
Russell 2000® Mini Index	Short	(19)	9/16	(2,353,720)	13,490	(151,402)
S&P 500® E-Mini	Short	(86)	9/16	(9,328,850)	24,510	(322,452)
S&P MidCap 400® E-Mini	Long	51	9/16	7,975,380	(28,560)	356,634
				$6,623,423	$(70,446)	$474,520
*	The aggregate Notional Amount at Value of long and short positions is $20,215,493 and $(13,592,070), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives (“OTC”) as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

36	NUVEEN

Nuveen Strategy Balanced Allocation Fund

Portfolio of Investments	August 31, 2016

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 98.4%

	ABSOLUTE RETURN FUNDS – 9.3%

	Affiliated Absolute Return Funds – 9.3%

2,652,157	Nuveen Tactical Market Opportunities Fund (Class I)	$26,707,225
	Total Absolute Return Funds (cost $28,760,351)	26,707,225

	COMMODITY FUNDS – 0.4%

	Non-Affiliated Commodity Funds – 0.4%

142,400	United States Natural Gas Fund LP, (3)	1,203,280
	Total Commodity Funds (cost $1,648,921)	1,203,280

	EQUITY FUNDS – 53.2%%

	Affiliated Equity Funds – 53.2%

1,039,248	Nuveen Dividend Value Fund (Class R6)	16,233,061

296,192	Nuveen Global Infrastructure Fund (Class R6)	3,249,228

389,532	Nuveen International Growth Fund (Class R6)	14,556,796

275,856	Nuveen Large Cap Core Fund (Class R6)	7,470,186

184,143	Nuveen Large Cap Growth Opportunities Fund (Class R6)	6,126,427

503,001	Nuveen Large Cap Select Fund (Class I)	10,874,887

329,286	Nuveen Large Cap Value Fund (Class R6)	7,534,058

994,492	Nuveen NWQ Large-Cap Value Fund (Class I)	7,637,696

151,381	Nuveen Real Asset Income Fund (Class R6)	3,622,558

173,413	Nuveen Real Estate Securities Fund (Class R6)	4,413,362

169,990	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	6,051,632

449,315	Nuveen Small Cap Growth Opportunities Fund (Class R6)	10,747,609

283,205	Nuveen Small Cap Select Fund (Class I)	3,336,161

477,969	Nuveen Small Cap Value Fund (Class R6)	10,797,328

354,676	Nuveen Symphony International Equity Fund (Class I)	6,096,878

177,501	Nuveen Symphony Large-Cap Growth Fund (Class I)	6,166,374

275,086	Nuveen Symphony Low Volatility Equity Fund (Class R6)	7,702,397

649,903	Nuveen NWQ International Value Fund (Class I)	14,739,804

151,070	Nuveen Winslow Large-Cap Growth Fund (Class R6)	6,219,543
	Total Equity Funds (cost $135,964,649)	153,575,985

	FIXED INCOME FUNDS – 35.5%

	Affiliated Fixed Income Funds – 35.5%

258,486	Nuveen All-American Municipal Bond Fund (Class R6)	3,117,348

3,404,140	Nuveen Core Bond Fund (Class R6)	34,245,644

1,108,712	Nuveen Core Plus Bond Fund (Class R6)	12,406,482

1,032,196	Nuveen High Yield Municipal Bond Fund (Class R6)	18,538,243

169,859	Nuveen Preferred Securities Fund (Class R6)	2,936,858

1,887,033	Nuveen Short Term Bond Fund (Class R6)	18,700,495

833,756	Nuveen Strategic Income Fund (Class R6)	9,004,567

NUVEEN	37

Nuveen Strategy Balanced Allocation Fund (continued)

Portfolio of Investments	August 31, 2016

Shares	Description (1), (2)				Value

	Affiliated Fixed Income Funds (continued)

170,912	Nuveen Symphony Credit Opportunities Fund (Class R6)				$3,426,795
	Total Fixed Income Funds (cost $94,964,199)				102,376,432
	Total Long-Term Investments (cost $261,338,120)				283,862,922

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 2.0%

	Money Market Funds – 0.8%

2,351,650	First American Treasury Obligations Fund, Class Z	0.216% (5)	N/A	N/A	$2,351,650

	U.S. Government and Agency Obligations – 1.2%

$3,500	U.S. Treasury Bills, (6)	0.000%	9/15/16	AAA	3,499,706
	Total Short-Term Investments (cost $5,851,293)				5,851,356
	Total Investments (cost $267,189,413) – 100.4%				289,714,278
	Other Assets Less Liabilities – (0.4)% (7)				(1,112,371)
	Net Assets – 100%				$288,601,907

Investments in Derivatives as of August 31, 2016

Futures contracts:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Dollar Index	Long	31	9/16	$2,976,372	$(899)	$68,561
Mini MSCI EAFE Index	Long	113	9/16	9,534,940	(20,905)	387,911
Mini MSCI Emerging Markets Index	Long	210	9/16	9,322,950	(112,350)	705,877
NASDAQ 100 E-Mini	Short	(69)	9/16	(6,587,775)	3,105	(435,839)
Russell 2000® Mini Index	Short	(123)	9/16	(15,237,240)	87,330	(980,127)
S&P 500® E-Mini	Short	(147)	9/16	(15,945,825)	41,895	(498,131)
S&P MidCap 400® E-Mini	Long	46	9/16	7,193,480	(25,760)	321,670
				$(8,743,098)	$(27,584)	$(430,078)
*	The aggregate Notional Amount at Value of long and short positions is $29,027,742 and $(37,770,840), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives (“OTC”) as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

38	NUVEEN

Nuveen Strategy Conservative Allocation Fund

Portfolio of Investments	August 31, 2016

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 98.9%

	ABSOLUTE RETURN FUNDS – 10.0%

	Affiliated Absolute Return Funds – 10.0%

1,006,327	Nuveen Tactical Market Opportunities Fund (Class I)	$10,133,709
	Total Absolute Return Funds (cost $11,091,212)	10,133,709

	COMMODITY FUNDS – 0.4%

	Non-Affiliated Commodity Funds – 0.4%

48,200	United States Natural Gas Fund LP, (3)	407,290
	Total Commodity Funds (cost $557,787)	407,290

	EQUITY FUNDS – 32.4%

	Affiliated Equity Funds – 32.4%

277,198	Nuveen Dividend Value Fund (Class R6)	4,329,834

275,991	Nuveen Global Infrastructure Fund (Class R6)	3,027,623

53,513	Nuveen International Growth Fund (Class R6)	1,999,768

50,529	Nuveen Large Cap Core Fund (Class R6)	1,368,333

33,318	Nuveen Large Cap Growth Opportunities Fund (Class R6)	1,108,496

111,918	Nuveen Large Cap Select Fund (Class I)	2,419,676

91,267	Nuveen Large Cap Value Fund (Class R6)	2,088,180

266,788	Nuveen NWQ Large-Cap Value Fund (Class I)	2,048,928

45,984	Nuveen Real Asset Income Fund (Class R6)	1,100,406

29,438	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	1,048,005

79,034	Nuveen Small Cap Growth Opportunities Fund (Class R6)	1,890,481

192,102	Nuveen Small Cap Select Fund (Class I)	2,262,965

84,395	Nuveen Small Cap Value Fund (Class R6)	1,906,491

61,081	Nuveen Symphony International Equity Fund (Class I)	1,049,980

31,208	Nuveen Symphony Large-Cap Growth Fund (Class I)	1,084,176

48,987	Nuveen Symphony Low Volatility Equity Fund (Class R6)	1,371,629

71,606	Nuveen NWQ International Value Fund (Class I)	1,624,027

26,908	Nuveen Winslow Large-Cap Growth Fund (Class R6)	1,107,780
	Total Equity Funds (cost $30,055,959)	32,836,778

	FIXED INCOME FUNDS – 56.1%

	Affiliated Fixed Income Funds – 56.1%

170,057	Nuveen All-American Municipal Bond Fund (Class R6)	2,050,884

1,953,239	Nuveen Core Bond Fund (Class R6)	19,649,580

847,998	Nuveen Core Plus Bond Fund (Class R6)	9,489,100

293,944	Nuveen High Yield Municipal Bond Fund (Class R6)	5,279,230

220,276	Nuveen Inflation Protected Securities Fund (Class R6)	2,528,774

29,891	Nuveen Preferred Securities Fund (Class R6)	516,811

996,570	Nuveen Short Term Bond Fund (Class R6)	9,876,016

615,324	Nuveen Strategic Income Fund (Class R6)	6,645,499

NUVEEN	39

Nuveen Strategy Conservative Allocation Fund (continued)

Portfolio of Investments	August 31, 2016

Shares	Description (1), (2)				Value

	Affiliated Fixed Income Funds (continued)

37,482	Nuveen Symphony Credit Opportunities Fund (Class R6)				$751,509
	Total Fixed Income Funds (cost $55,854,491)				56,787,403
	Total Long-Term Investments (cost $97,559,449)				100,165,180

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 1.2%

	Money Market Funds – 0.6%

600,252	First American Treasury Obligations Fund, Class Z	0.216% (5)	N/A	N/A	$600,252

	U.S. Government and Agency Obligations – 0.6%

$625	U.S. Treasury Bills, (6)	0.000%	9/15/16	AAA	624,948
	Total Short-Term Investments (cost $1,225,188)				1,225,200
	Total Investments (cost $98,784,637) – 100.1%				101,390,380
	Other Assets Less Liabilities – (0.1)% (7)				(145,999)
	Net Assets – 100%				$101,244,381

Investments in Derivatives as of August 31, 2016

Futures Contracts:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Dollar Index	Long	11	9/16	$1,056,132	$(319)	$24,328
Mini MSCI EAFE Index	Long	54	9/16	4,556,520	(9,990)	185,374
Mini MSCI Emerging Markets Index	Long	74	9/16	3,285,230	(39,590)	248,738
NASDAQ 100 E-Mini	Short	(23)	9/16	(2,195,925)	1,035	(145,280)
Russell 2000® Mini Index	Short	(63)	9/16	(7,804,440)	44,730	(502,016)
S&P 500® E-Mini	Short	(10)	9/16	(1,084,750)	2,850	(5,377)
S&P MidCap 400® E-Mini	Long	4	9/16	625,520	(2,240)	27,971
				$(1,561,713)	$(3,524)	$(166,262)
*	The aggregate Notional Amount at Value of long and short positions is $9,523,402 and $(11,085,115), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives (“OTC”) as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

40	NUVEEN

Nuveen Strategy Growth Allocation Fund

Portfolio of Investments	August 31, 2016

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 98.0%

	ABSOLUTE RETURN FUNDS – 8.4%

	Affiliated Absolute Return Funds – 8.4%

1,202,196	Nuveen Tactical Market Opportunities Fund (Class I)	$12,106,115
	Total Absolute Return Funds (cost $12,923,038)	12,106,115

	COMMODITY FUNDS – 0.4%

	Non-Affiliated Commodity Funds – 0.4%

71,300	United States Natural Gas Fund LP, (3)	602,485
	Total Commodity Funds (Cost $826,055)	602,485

	EQUITY FUNDS – 70.9%

	Affiliated Equity Funds – 70.9%

766,239	Nuveen Dividend Value Fund (Class R6)	11,968,649

149,284	Nuveen Global Infrastructure Fund (Class R6)	1,637,643

216,123	Nuveen International Growth Fund (Class R6)	8,076,548

228,533	Nuveen Large Cap Core Fund (Class R6)	6,188,686

133,975	Nuveen Large Cap Growth Opportunities Fund (Class R6)	4,457,331

392,732	Nuveen Large Cap Select Fund (Class I)	8,490,862

275,694	Nuveen Large Cap Value Fund (Class R6)	6,307,887

786,999	Nuveen NWQ Large-Cap Value Fund (Class I)	6,044,152

76,667	Nuveen Real Asset Income Fund (Class R6)	1,834,648

110,918	Nuveen Real Estate Securities Fund (Class R6)	2,822,865

123,627	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	4,401,107

237,161	Nuveen Small Cap Growth Opportunities Fund (Class R6)	5,672,893

133,988	Nuveen Small Cap Select Fund (Class I)	1,578,373

256,057	Nuveen Small Cap Value Fund (Class R6)	5,784,320

242,229	Nuveen Symphony International Equity Fund (Class I)	4,163,922

132,683	Nuveen Symphony Large-Cap Growth Fund (Class I)	4,609,398

213,082	Nuveen Symphony Low Volatility Equity Fund (Class R6)	5,966,288

365,007	Nuveen NWQ International Value Fund (Class I)	8,278,357

111,388	Nuveen Winslow Large-Cap Growth Fund (Class R6)	4,585,860
	Total Equity Funds (cost $95,880,970)	102,869,789

	FIXED INCOME FUNDS – 18.3%

	Affiliated Fixed Income Funds – 18.3%

70,030	Nuveen All-American Municipal Bond Fund (Class R6)	844,557

283,344	Nuveen Core Bond Fund (Class R6)	2,850,444

234,484	Nuveen Core Plus Bond Fund (Class R6)	2,623,881

503,650	Nuveen High Yield Municipal Bond Bund (Class R6)	9,045,555

126,514	Nuveen Preferred Securities Fund (Class R6)	2,187,418

599,336	Nuveen Short Term Bond Fund (Class R6)	5,939,417

116,378	Nuveen Strategic Income Fund (Class R6)	1,256,884

NUVEEN	41

Nuveen Strategy Growth Allocation Fund (continued)

Portfolio of Investments	August 31, 2016

Shares	Description (1), (2)				Value

	Affiliated Fixed Income Funds (continued)

91,126	Nuveen Symphony Credit Opportunities Fund (Class R6)				$1,827,072
	Total Fixed Income Funds (cost $25,245,907)				26,575,228
	Total Long-Term Investments (cost $134,875,970)				142,153,617

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 2.1%

	Money Market Funds – 0.9%

1,253,362	First American Treasury Obligations Fund, Class Z	0.216% (5)	N/A	N/A	$1,253,362

	U.S. Government and Agency Obligations – 1.2%

$1,800	U.S. Treasury Bills, (6)	0.000%	9/15/16	AAA	1,799,849
	Total Short-Term Investments (cost $3,053,179)				3,053,211
	Total Investments (cost $137,929,149) – 100.1%				145,206,828
	Other Assets Less Liabilities – (0.1)% (7)				(161,674)
	Net Assets – 100%				$145,045,154

Investments in Derivatives as of August 31, 2016

Futures Contracts:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Dollar Index	Long	15	9/16	$1,440,180	$(435)	$33,175
Mini MSCI EAFE Mini Index	Long	103	9/16	8,691,140	(19,055)	353,583
Mini MSCI Emerging Markets Index	Long	202	9/16	8,967,790	(108,070)	732,968
NASDAQ 100 E-Mini	Short	(34)	9/16	(3,246,150)	1,530	(214,761)
Russell 2000® E-Mini	Short	(41)	9/16	(5,079,080)	29,110	(326,709)
S&P 500® E-Mini	Short	(192)	9/16	(20,827,200)	54,720	(711,377)
S&P MidCap 400® E-Mini	Long	58	9/16	9,070,040	(32,480)	405,584
				$(983,280)	$(74,680)	$272,463
*	The aggregate Notional Amount at Value of long and short positions is $28,169,150 and $(29,152,430), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives (“OTC”) as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

42	NUVEEN

Statement of

Assets and Liabilities	August 31, 2016

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Assets
Affiliated long-term investments, at value (cost $75,271,769, $259,689,199, $97,001,662 and $134,049,915, respectively)	$78,909,058	$282,659,642	$99,757,890	$141,551,132
Non-Affiliated long-term investments, at value (cost $470,981, $1,648,921, $557,787 and $826,055, respectively)	343,070	1,203,280	407,290	602,485
Non-Affiliated short-term investments, at value (cost $2,020,214, $5,851,293, $1,225,188 and $3,053,179, respectively)	2,020,239	5,851,356	1,225,200	3,053,211
Receivable for:
Dividends	31,507	321,948	162,121	99,206
Interest	98	418	128	336
Reimbursement from Adviser	3,837	—	—	—
Shares sold	16,361	37,196	16,781	54,260
Variation margin on futures contracts	38,900	132,330	48,615	85,360
Other assets	36,697	45,547	49,302	37,245
Total assets	81,399,767	290,251,717	101,667,327	145,483,235
Liabilities
Payable for:
Dividends	—	—	15,663	—
Investments purchased	31,507	321,948	162,121	99,206
Shares redeemed	123,011	937,938	76,599	57,479
Variation margin on futures contracts	109,346	159,914	52,139	160,040
Accrued expenses:
Management fees	—	13,403	2,319	1,064
Directors fees	15	7,965	12,731	13
Professional fees	19,498	22,367	19,181	20,804
Shareholder servicing agent fees	25,948	78,209	19,555	39,488
12b-1 distribution and service fees	21,259	60,400	29,760	36,807
Other	13,818	47,666	32,878	23,180
Total liabilities	344,402	1,649,810	422,946	438,081
Net assets	$81,055,365	$288,601,907	$101,244,381	$145,045,154
Class A Shares
Net assets	$47,793,465	$147,743,552	$55,773,814	$82,792,640
Shares outstanding	3,299,089	14,539,338	4,896,005	6,913,627
Net asset value (“NAV”) per share	$14.49	$10.16	$11.39	$11.98
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$15.37	$10.78	$12.08	$12.71
Class C Shares
Net assets	$10,916,910	$31,831,499	$20,696,115	$20,170,877
Shares outstanding	786,362	3,186,532	1,828,211	1,734,685
NAV and offering price per share	$13.88	$9.99	$11.32	$11.63
Class R3 Shares
Net assets	$3,885,610	$4,227,485	$849,633	$4,673,660
Shares outstanding	271,853	421,265	74,781	395,998
NAV and offering price per share	$14.29	$10.04	$11.36	$11.80
Class I Shares
Net assets	$18,459,380	$104,799,371	$23,924,819	$37,407,977
Shares outstanding	1,269,677	10,344,524	2,101,509	3,106,191
NAV and offering price per share	$14.54	$10.13	$11.38	$12.04
Net assets consist of:
Capital paid-in	$75,872,030	$264,242,769	$98,128,913	$134,691,311
Undistributed (Over-distribution of) net investment income	581,956	622,669	1,204,348	456,885
Accumulated net realized gain (loss)	617,456	1,641,682	(528,361)	2,346,816
Net unrealized appreciation (depreciation)	3,983,923	22,094,787	2,439,481	7,550,142
Net assets	$81,055,365	$288,601,907	$101,244,381	$145,045,154
Authorized shares (1)	10 Billion	10 Billion	10 Billion	10 Billion
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Represent authorized shares for Class A, Class C and Class I. Authorized shares for Class R3 is 20 billion.

See accompanying notes to financial statements.

NUVEEN	43

Statement of

Operations	Year Ended August 31, 2016

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Investment Income
Dividends from affiliated investments	$1,602,371	$7,357,137	$2,922,258	$3,278,133
Interest from non-affiliated investments	1,181	4,422	707	539
Total investment income	1,603,552	7,361,559	2,922,965	3,278,672
Expenses
Management fees	83,702	299,360	103,405	148,877
12b-1 service fees – Class A Shares	121,381	376,770	142,893	210,826
12b-1 distribution and service fees – Class C Shares	109,929	343,013	214,139	214,571
12b-1 distribution and service fees – Class R3 Shares	19,826	23,878	4,352	29,338
Shareholder servicing agent fees	128,742	380,309	96,896	204,753
Custodian fees	11,076	32,196	13,066	19,339
Directors fees	185	204	323	225
Professional fees	29,591	39,863	29,620	33,666
Shareholder reporting expenses	23,680	54,612	21,509	38,043
Federal and state registration fees	51,864	57,361	52,233	56,330
Other	3,690	7,952	3,844	5,513
Total expenses before fee waiver/expense reimbursement	583,666	1,615,518	682,280	961,481
Fee waiver/expense reimbursement	(123,066)	(122,890)	(62,311)	(133,730)
Net expenses	460,600	1,492,628	619,969	827,751
Net investment income (loss)	1,142,952	5,868,931	2,302,996	2,450,921
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	(2,490,444)	(3,258,766)	(992,018)	(2,283,945)
Non-affiliated investments	(40,183)	(86,659)	(15,483)	(43,556)
Distributions from Underlying Funds	3,768,168	8,740,245	2,124,133	6,223,878
Futures contracts	(503,930)	(151,329)	(542,047)	(847,941)
Options written	52,790	185,304	62,739	92,761
Total net realized gain (loss)	786,401	5,428,795	637,324	3,141,197
Change in unrealized appreciation (depreciation) of:
Affiliated investments	1,308,772	2,919,869	1,268,445	1,284,603
Non-affiliated investments	(138,405)	(451,098)	(143,394)	(225,605)
Futures contracts	1,184,947	(214,511)	5,669	1,074,497
Options written	(228)	(790)	(266)	(397)
Total change in net unrealized appreciation (depreciation)	2,355,086	2,253,470	1,130,454	2,133,098
Net realized and unrealized gain (loss)	3,141,487	7,682,265	1,767,778	5,274,295
Net increase (decrease) in net assets from operations	$4,284,439	$13,551,196	$4,070,774	$7,725,216

See accompanying notes to financial statements.

44	NUVEEN

Statement of

Changes in Net Assets

	Strategy Aggressive Growth Allocation		Strategy Balanced Allocation
	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/16	Year Ended 8/31/15
Operations
Net investment income (loss)	$1,142,952	$3,102,480	$5,868,931	$11,541,733
Total net realized gain (loss)	786,401	2,989,869	5,428,795	17,669,069
Total change in net unrealized appreciation (depreciation)	2,355,086	(10,298,998)	2,253,470	(37,657,779)
Net increase (decrease) in net assets from operations	4,284,439	(4,206,649)	13,551,196	(8,446,977)
Distributions to Shareholders
From net investment income:
Class A Shares	(510,068)	(1,764,790)	(3,313,646)	(7,585,467)
Class C Shares	(27,363)	(315,945)	(501,111)	(1,304,077)
Class R3 Shares	(30,975)	(133,274)	(96,231)	(235,281)
Class I Shares	(281,517)	(885,712)	(2,692,418)	(5,149,500)
From accumulated net realized gains:
Class A Shares	(1,113,925)	(4,338,279)	(6,310,221)	(15,929,621)
Class C Shares	(265,910)	(1,069,057)	(1,493,065)	(3,361,722)
Class R3 Shares	(91,034)	(355,553)	(211,954)	(518,642)
Class I Shares	(489,651)	(2,068,648)	(4,618,649)	(9,912,651)
Decrease in net assets from distributions to shareholders	(2,810,443)	(10,931,258)	(19,237,295)	(43,996,961)
Fund Share Transactions
Proceeds from sale of shares	7,204,170	10,938,279	21,592,025	46,181,387
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,563,450	9,847,892	18,182,763	41,209,648
	9,767,620	20,786,171	39,774,788	87,391,035
Cost of shares redeemed	(18,331,232)	(23,614,796)	(62,846,015)	(103,572,570)
Net increase (decrease) in net assets from Fund share transactions	(8,563,612)	(2,828,625)	(23,071,227)	(16,181,535)
Net increase (decrease) in net assets	(7,089,616)	(17,966,532)	(28,757,326)	(68,625,473)
Net assets at the beginning of period	88,144,981	106,111,513	317,359,233	385,984,706
Net assets at the end of period	$81,055,365	$88,144,981	$288,601,907	$317,359,233
Undistributed (Over-distribution of) net investment income at the end of period	$581,956	$412,821	$622,669	$1,740,257

See accompanying notes to financial statements.

NUVEEN	45

Statement of Changes in Net Assets (continued)

	Strategy Conservative Allocation		Strategy Growth Allocation
	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/16	Year Ended 8/31/15
Operations
Net investment income (loss)	$2,302,996	$3,910,194	$2,450,921	$5,630,761
Total net realized gain (loss)	637,324	1,433,408	3,141,197	5,891,768
Total change in net unrealized appreciation (depreciation)	1,130,454	(8,300,302)	2,133,098	(17,051,579)
Net increase (decrease) in net assets from operations	4,070,774	(2,956,700)	7,725,216	(5,529,050)
Distributions to Shareholders
From net investment income:
Class A Shares	(1,855,630)	(1,728,352)	(1,548,603)	(3,118,795)
Class C Shares	(533,525)	(424,463)	(219,584)	(630,534)
Class R3 Shares	(25,736)	(33,338)	(91,907)	(242,801)
Class I Shares	(824,808)	(781,260)	(784,278)	(1,663,836)
From accumulated net realized gains:
Class A Shares	(472,993)	(2,480,706)	(2,289,378)	(5,392,556)
Class C Shares	(177,229)	(878,112)	(600,649)	(1,465,718)
Class R3 Shares	(7,125)	(56,573)	(171,832)	(459,609)
Class I Shares	(193,435)	(1,035,619)	(1,016,585)	(2,694,615)
Decrease in net assets from distributions to shareholders	(4,090,481)	(7,418,423)	(6,722,816)	(15,668,464)
Fund Share Transactions
Proceeds from sale of shares	10,315,186	17,051,709	10,454,262	17,445,331
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,652,002	6,151,166	6,444,929	14,603,420
	13,967,188	23,202,875	16,899,191	32,048,751
Cost of shares redeemed	(20,355,775)	(36,299,341)	(29,519,294)	(37,215,301)
Net increase (decrease) in net assets from Fund share transactions	(6,388,587)	(13,096,466)	(12,620,103)	(5,166,550)
Net increase (decrease) in net assets	(6,408,294)	(23,471,589)	(11,617,703)	(26,364,064)
Net assets at the beginning of period	107,652,675	131,124,264	156,662,857	183,026,921
Net assets at the end of period	$101,244,381	$107,652,675	$145,045,154	$156,662,857
Undistributed (Over-distribution of) net investment income at the end of period	$1,204,348	$2,137,479	$456,885	$783,574

See accompanying notes to financial statements.

46	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	47

Financial

Highlights

Strategy Aggressive Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2016	$14.20	$0.19	$0.56	$0.75	$(0.14)	$(0.32)	$(0.46)	$14.49
2015	16.67	0.49	(1.19)	(0.70)	(0.48)	(1.29)	(1.77)	14.20
2014	14.48	0.38	2.45	2.83	(0.47)	(0.17)	(0.64)	16.67
2013	12.96	0.28	1.53	1.81	(0.29)	—	(0.29)	14.48
2012	12.10	0.15	0.79	0.94	(0.08)	—	(0.08)	12.96
Class C (9/01)
2016	13.61	0.09	0.53	0.62	(0.03)	(0.32)	(0.35)	13.88
2015	16.04	0.37	(1.16)	(0.79)	(0.35)	(1.29)	(1.64)	13.61
2014	13.94	0.27	2.35	2.62	(0.35)	(0.17)	(0.52)	16.04
2013	12.48	0.16	1.48	1.64	(0.18)	—	(0.18)	13.94
2012	11.66	0.06	0.76	0.82	—	—	—	12.48
Class R3 (10/96)
2016	14.01	0.16	0.55	0.71	(0.11)	(0.32)	(0.43)	14.29
2015	16.47	0.45	(1.18)	(0.73)	(0.44)	(1.29)	(1.73)	14.01
2014	14.31	0.33	2.43	2.76	(0.43)	(0.17)	(0.60)	16.47
2013	12.81	0.23	1.52	1.75	(0.25)	—	(0.25)	14.31
2012	11.96	0.11	0.79	0.90	(0.05)	—	(0.05)	12.81
Class I (9/01)
2016	14.25	0.24	0.55	0.79	(0.18)	(0.32)	(0.50)	14.54
2015	16.73	0.54	(1.21)	(0.67)	(0.52)	(1.29)	(1.81)	14.25
2014	14.53	0.44	2.44	2.88	(0.51)	(0.17)	(0.68)	16.73
2013	13.00	0.31	1.54	1.85	(0.32)	—	(0.32)	14.53
2012	12.14	0.18	0.80	0.98	(0.12)	—	(0.12)	13.00

48	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

5.49%	$47,793	0.65%	1.25%	0.50%	1.40%	22%
(4.20)	50,354	0.66	3.02	0.50	3.18	20
19.92	60,400	0.65	2.24	0.47	2.43	42
14.18	51,794	0.63	1.76	0.40	1.99	12
7.87	49,150	0.71	0.91	0.40	1.22	30

4.71	10,917	1.40	0.51	1.25	0.66	22
(4.98)	11,377	1.41	2.34	1.25	2.50	20
19.08	13,432	1.40	1.55	1.22	1.74	42
13.32	12,264	1.38	0.99	1.15	1.22	12
7.03	11,592	1.46	0.17	1.15	0.48	30

5.20	3,886	0.90	1.00	0.75	1.15	22
(4.47)	3,926	0.91	2.86	0.75	3.01	20
19.63	4,495	0.90	1.93	0.72	2.12	42
13.88	3,728	0.88	1.47	0.65	1.70	12
7.58	4,600	0.96	0.62	0.65	0.93	30

5.75	18,459	0.40	1.57	0.25	1.72	22
(3.98)	22,489	0.41	3.38	0.25	3.53	20
20.21	27,785	0.40	2.61	0.22	2.79	42
14.50	29,433	0.38	2.00	0.15	2.23	12
8.13	29,339	0.46	1.16	0.15	1.47	30

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	49

Financial Highlights (continued)

Strategy Balanced Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2016	$10.34	$0.19	$0.27	$0.46	$(0.22)	$(0.42)	$(0.64)	$10.16
2015	12.07	0.37	(0.67)	(0.30)	(0.44)	(0.99)	(1.43)	10.34
2014	11.10	0.30	1.48	1.78	(0.31)	(0.50)	(0.81)	12.07
2013	10.72	0.26	0.61	0.87	(0.24)	(0.25)	(0.49)	11.10
2012	10.04	0.20	0.62	0.82	(0.14)	—	(0.14)	10.72
Class C (9/01)
2016	10.17	0.12	0.26	0.38	(0.14)	(0.42)	(0.56)	9.99
2015	11.89	0.27	(0.65)	(0.38)	(0.35)	(0.99)	(1.34)	10.17
2014	10.94	0.21	1.46	1.67	(0.22)	(0.50)	(0.72)	11.89
2013	10.57	0.17	0.61	0.78	(0.16)	(0.25)	(0.41)	10.94
2012	9.90	0.12	0.62	0.74	(0.07)	—	(0.07)	10.57
Class R3 (10/96)
2016	10.21	0.17	0.27	0.44	(0.19)	(0.42)	(0.61)	10.04
2015	11.94	0.33	(0.66)	(0.33)	(0.41)	(0.99)	(1.40)	10.21
2014	10.99	0.27	1.46	1.73	(0.28)	(0.50)	(0.78)	11.94
2013	10.61	0.22	0.62	0.84	(0.21)	(0.25)	(0.46)	10.99
2012	9.94	0.17	0.62	0.79	(0.12)	—	(0.12)	10.61
Class I (9/01)
2016	10.31	0.22	0.26	0.48	(0.24)	(0.42)	(0.66)	10.13
2015	12.04	0.38	(0.65)	(0.27)	(0.47)	(0.99)	(1.46)	10.31
2014	11.07	0.33	1.48	1.81	(0.34)	(0.50)	(0.84)	12.04
2013	10.69	0.28	0.62	0.90	(0.27)	(0.25)	(0.52)	11.07
2012	10.02	0.23	0.61	0.84	(0.17)	—	(0.17)	10.69

50	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

4.84%	$147,744	0.54%	1.91%	0.50%	1.96%	15%
(2.54)	157,215	0.54	3.35	0.50	3.39	21
16.70	204,710	0.54	2.51	0.47	2.59	28
8.36	183,459	0.53	2.19	0.40	2.32	11
8.31	184,856	0.56	1.81	0.40	1.97	38

3.99	31,831	1.29	1.18	1.25	1.22	15
(3.20)	37,514	1.29	2.47	1.25	2.50	21
15.85	41,296	1.29	1.76	1.22	1.84	28
7.54	34,447	1.28	1.41	1.15	1.54	11
7.49	33,069	1.31	1.00	1.15	1.15	38

4.61	4,227	0.79	1.72	0.75	1.76	15
(2.77)	5,497	0.79	2.97	0.75	3.01	21
16.36	7,159	0.79	2.23	0.72	2.30	28
8.16	6,225	0.78	1.90	0.65	2.04	11
8.01	5,545	0.81	1.56	0.65	1.72	38

5.01	104,799	0.29	2.17	0.25	2.21	15
(2.22)	117,133	0.29	3.41	0.25	3.45	21
17.03	132,820	0.29	2.78	0.22	2.86	28
8.65	123,583	0.28	2.45	0.15	2.58	11
8.50	133,597	0.31	2.09	0.15	2.25	38

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	51

Financial Highlights (continued)

Strategy Conservative Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2016	$11.39	$0.26	$0.19	$0.45	$(0.36)	$(0.09)	$(0.45)	$11.39
2015	12.43	0.40	(0.71)	(0.31)	(0.30)	(0.43)	(0.73)	11.39
2014	11.46	0.33	1.01	1.34	(0.30)	(0.07)	(0.37)	12.43
2013	11.44	0.29	0.11	0.40	(0.27)	(0.11)	(0.38)	11.46
2012	10.89	0.29	0.53	0.82	(0.27)	—	(0.27)	11.44
Class C (9/01)
2016	11.32	0.18	0.19	0.37	(0.28)	(0.09)	(0.37)	11.32
2015	12.35	0.30	(0.69)	(0.39)	(0.21)	(0.43)	(0.64)	11.32
2014	11.39	0.23	1.01	1.24	(0.21)	(0.07)	(0.28)	12.35
2013	11.37	0.21	0.10	0.31	(0.18)	(0.11)	(0.29)	11.39
2012	10.83	0.20	0.53	0.73	(0.19)	—	(0.19)	11.37
Class R3 (10/96)
2016	11.36	0.23	0.19	0.42	(0.33)	(0.09)	(0.42)	11.36
2015	12.40	0.38	(0.72)	(0.34)	(0.27)	(0.43)	(0.70)	11.36
2014	11.43	0.30	1.01	1.31	(0.27)	(0.07)	(0.34)	12.40
2013	11.41	0.27	0.10	0.37	(0.24)	(0.11)	(0.35)	11.43
2012	10.87	0.27	0.52	0.79	(0.25)	—	(0.25)	11.41
Class I (9/01)
2016	11.38	0.29	0.19	0.48	(0.39)	(0.09)	(0.48)	11.38
2015	12.43	0.43	(0.71)	(0.28)	(0.34)	(0.43)	(0.77)	11.38
2014	11.45	0.35	1.03	1.38	(0.33)	(0.07)	(0.40)	12.43
2013	11.44	0.32	0.10	0.42	(0.30)	(0.11)	(0.41)	11.45
2012	10.89	0.33	0.52	0.85	(0.30)	—	(0.30)	11.44

52	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

4.15%	$55,774	0.56%	2.27%	0.50%	2.33%	11%
(2.45)	59,298	0.55	3.31	0.50	3.36	20
11.86	77,765	0.57	2.61	0.47	2.71	20
3.44	80,009	0.55	2.37	0.40	2.52	18
7.64	79,076	0.59	2.38	0.40	2.57	44

3.46	20,696	1.31	1.52	1.25	1.58	11
(3.28)	22,521	1.30	2.52	1.25	2.57	20
11.00	25,195	1.32	1.82	1.22	1.92	20
2.69	23,947	1.30	1.66	1.15	1.80	18
6.78	24,381	1.34	1.63	1.15	1.82	44

3.97	850	0.81	2.01	0.75	2.07	11
(2.82)	1,048	0.80	3.14	0.75	3.19	20
11.61	1,640	0.81	2.38	0.72	2.48	20
3.21	1,928	0.80	2.18	0.65	2.33	18
7.33	2,156	0.84	2.26	0.65	2.45	44

4.47	23,925	0.31	2.50	0.25	2.56	11
(2.36)	24,785	0.30	3.60	0.25	3.65	20
12.23	26,525	0.32	2.83	0.22	2.93	20
3.61	26,669	0.30	2.62	0.15	2.76	18
7.94	28,992	0.34	2.78	0.15	2.97	44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	53

Financial Highlights (continued)

Strategy Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2016	$11.87	$0.20	$0.44	$0.64	$(0.21)	$(0.32)	$(0.53)	$11.98
2015	13.47	0.41	(0.85)	(0.44)	(0.41)	(0.75)	(1.16)	11.87
2014	12.10	0.33	1.86	2.19	(0.37)	(0.45)	(0.82)	13.47
2013	11.55	0.26	0.97	1.23	(0.30)	(0.38)	(0.68)	12.10
2012	10.93	0.18	0.68	0.86	(0.16)	(0.08)	(0.24)	11.55
Class C (9/01)
2016	11.53	0.11	0.42	0.53	(0.11)	(0.32)	(0.43)	11.63
2015	13.11	0.31	(0.83)	(0.52)	(0.31)	(0.75)	(1.06)	11.53
2014	11.79	0.23	1.81	2.04	(0.27)	(0.45)	(0.72)	13.11
2013	11.26	0.17	0.95	1.12	(0.21)	(0.38)	(0.59)	11.79
2012	10.66	0.09	0.67	0.76	(0.08)	(0.08)	(0.16)	11.26
Class R3 (10/96)
2016	11.70	0.17	0.42	0.59	(0.17)	(0.32)	(0.49)	11.80
2015	13.29	0.38	(0.85)	(0.47)	(0.37)	(0.75)	(1.12)	11.70
2014	11.95	0.29	1.84	2.13	(0.34)	(0.45)	(0.79)	13.29
2013	11.41	0.24	0.95	1.19	(0.27)	(0.38)	(0.65)	11.95
2012	10.79	0.15	0.68	0.83	(0.13)	(0.08)	(0.21)	11.41
Class I (9/01)
2016	11.93	0.23	0.44	0.67	(0.24)	(0.32)	(0.56)	12.04
2015	13.54	0.47	(0.88)	(0.41)	(0.45)	(0.75)	(1.20)	11.93
2014	12.16	0.37	1.86	2.23	(0.40)	(0.45)	(0.85)	13.54
2013	11.61	0.29	0.97	1.26	(0.33)	(0.38)	(0.71)	12.16
2012	10.98	0.21	0.69	0.90	(0.19)	(0.08)	(0.27)	11.61

54	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

5.67%	$82,793	0.59%	1.61%	0.50%	1.70%	17%
(3.31)	88,018	0.59	3.17	0.50	3.27	21
18.73	101,906	0.59	2.41	0.47	2.53	31
11.20	85,187	0.59	2.02	0.40	2.20	15
8.10	81,174	0.66	1.35	0.40	1.61	32

4.77	20,171	1.34	0.86	1.25	0.95	17
(3.99)	22,444	1.35	2.47	1.25	2.57	21
17.87	25,405	1.34	1.70	1.22	1.82	31
10.40	21,491	1.34	1.27	1.15	1.45	15
7.24	19,948	1.41	0.59	1.15	0.86	32

5.27	4,674	0.84	1.38	0.75	1.47	17
(3.49)	6,794	0.84	2.94	0.75	3.04	21
18.39	7,935	0.84	2.15	0.72	2.27	31
10.93	6,074	0.84	1.83	0.65	2.01	15
7.91	6,902	0.91	1.08	0.65	1.34	32

5.84	37,408	0.34	1.86	0.25	1.95	17
(3.02)	39,407	0.34	3.58	0.25	3.68	21
19.02	47,781	0.34	2.70	0.22	2.83	31
11.43	40,472	0.33	2.25	0.15	2.43	15
8.45	42,238	0.41	1.61	0.15	1.87	32

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	55

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Strategy Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Strategy Aggressive Growth Allocation Fund (“Strategy Aggressive Growth Allocation”), Nuveen Strategy Balanced Allocation Fund (“Strategy Balanced Allocation”), Nuveen Strategy Conservative Allocation Fund (“Strategy Conservative Allocation”) and Nuveen Strategy Growth Allocation Fund (“Strategy Growth Allocation”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Minnesota on June 19, 1996.

The end of the reporting period for the Funds is August 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of the Funds.

Investment Objectives

Strategy Aggressive Growth Allocation’s investment objective is to seek a high level of capital growth. Strategy Balanced Allocation’s investment objective is to seek both capital growth and current income. Strategy Conservative Allocation’s investment objective is to seek a high level of current income consistent with limited risk to capital. Strategy Growth Allocation’s investment objective is to seek capital growth with a moderate level of current income.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gain distributions from the Underlying Funds are recognized as a component of “Distributions from Underlying Funds” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

56	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Strategy Aggressive Growth Allocation and Strategy Growth Allocation, quarterly for Strategy Balanced Allocation and monthly for Strategy Conservative Allocation. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

NUVEEN	57

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The Underlying Funds in which the Funds invest are valued at their respective NAVs on valuation date. Securities and other assets for which market quotations are available, including non-affiliated ETFs in which the Funds invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded. These securities are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Directors (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Strategy Aggressive Growth Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Absolute Return Funds	$7,499,608	$—	$—	$7,499,608
Commodity Funds	343,070	—	—	343,070
Equity Funds	62,725,212	—	—	62,725,212
Fixed Income Funds	8,684,238	—	—	8,684,238
Short-Term Investments:
Money Market Funds	620,357	—	—	620,357
U.S. Government and Agency Obligations	—	1,399,882	—	1,399,882
Investments in Derivatives:
Futures Contracts**	474,520	—	—	474,520
Total	$80,347,005	$1,399,882	$—	$81,746,887

58	NUVEEN

Strategy Balanced Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Absolute Return Funds	$26,707,225	$—	$—	$26,707,225
Commodity Funds	1,203,280	—	—	1,203,280
Equity Funds	153,575,985	—	—	153,575,985
Fixed Income Funds	102,376,432	—	—	102,376,432
Short-Term Investments:
Money Market Funds	2,351,650	—	—	2,351,650
U.S. Government and Agency Obligations	—	3,499,706	—	3,499,706
Investments in Derivatives:
Futures Contracts**	(430,078)	—	—	(430,078)
Total	$285,784,494	$3,499,706	$—	$289,284,200

Strategy Conservative Allocation
Long-Term Investments*:
Absolute Return Funds	$10,133,709	$—	$—	$10,133,709
Commodity Funds	407,290	—	—	407,290
Equity Funds	32,836,778	—	—	32,836,778
Fixed Income Funds	56,787,403	—	—	56,787,403
Short-Term Investments:
Money Market Funds	600,252	—	—	600,252
U.S. Government and Agency Obligations	—	624,948	—	624,948
Investments in Derivatives:
Futures Contracts**	(166,262)	—	—	(166,262)
Total	$100,599,170	$624,948	$—	$101,224,118

Strategy Growth Allocation
Long-Term Investments*:
Absolute Return Funds	$12,106,115	$—	$—	$12,106,115
Commodity Funds	602,485	—	—	602,485
Equity Funds	102,869,789	—	—	102,869,789
Fixed Income Funds	26,575,228	—	—	26,575,228
Short-Term Investments:
Money Market Funds	1,253,362	—	—	1,253,362
U.S. Government and Agency Obligations	—	1,799,849	—	1,799,849
Investments in Derivatives:
Futures Contracts**	272,463	—	—	272,463
Total	$143,679,442	$1,799,849	$—	$145,479,291
*	Refer to the Fund’s Portfolio of Investments for further information on the Underlying Funds in which the Fund invests.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies, and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

NUVEEN	59

Notes to Financial Statements (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund tactically used additional equity and currency futures to adjust its allocation to equity investments and currency exposures.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Average notional amount of futures contracts outstanding*	$30,816,192	$68,561,553	$20,459,545	$52,853,426
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Aggressive Growth Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$(600,184)	Payable for variation margin on futures contracts*	$1,054,799
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	19,905
Total			$(600,184)		$1,074,704

60	NUVEEN

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Balanced Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$(1,914,097)	Payable for variation margin on futures contracts*	$1,415,458
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	68,561
Total			$(1,914,097)		$1,484,019

Strategy Conservative Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$(652,673)	Payable for variation margin on futures contracts*	$462,083
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	24,328
Total			$(652,673)		$486,411

Strategy Growth Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$(1,252,847)	Payable for variation margin on futures contracts*	$1,492,135
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	33,175
Total			$(1,252,847)		$1,525,310
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (depreciation) of Futures Contracts
Strategy Aggressive Growth Allocation
	Equity	Futures contracts	$(581,581)	$1,171,415
	Foreign currency exchange rate	Futures contracts	77,651	13,532
Total			$(503,930)	$1,184,947
Strategy Balanced Allocation
	Equity	Futures contracts	$(420,879)	$(260,917)
	Foreign currency exchange rate	Futures contracts	269,550	46,406
Total			$(151,329)	$(214,511)
Strategy Conservative Allocation
	Equity	Futures contracts	$(604,650)	$(11,072)
	Foreign currency exchange rate	Futures contracts	62,603	16,741
Total			$(542,047)	$5,669
Strategy Growth Allocation
	Equity	Futures contracts	$(985,416)	$1,052,551
	Foreign currency exchange rate	Futures contracts	137,475	21,946
Total			$(847,941)	$1,074,497

NUVEEN	61

Notes to Financial Statements (continued)

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, each Fund used equity call options to generate return and manage the Funds. These call options were written as part of a covered call strategy to take advantage of high implied market volatility. These call options expired prior to the end of the reporting period.

The average notional amount of outstanding options written during the current fiscal period was as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Average notional amount of outstanding options written*	$122,920	$429,080	$145,000	$215,140
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Strategy Aggressive Growth Allocation	Commodity	Options	$52,790	$(228)
Strategy Balanced Allocation	Commodity	Options	185,304	(790)
Strategy Conservative Allocation	Commodity	Options	62,739	(266)
Strategy Growth Allocation	Commodity	Options	92,761	(397)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

62	NUVEEN

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 8/31/16		Year Ended 8/31/15
Strategy Aggressive Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	247,399	$3,413,745	298,593	$4,525,294
Class C	55,716	744,314	62,672	910,914
Class R3	75,991	1,028,880	74,732	1,142,905
Class I	145,237	2,017,231	284,116	4,359,166
Shares issued to shareholders due to reinvestment of distributions:
Class A	116,735	1,612,340	416,972	6,059,869
Class C	21,557	284,452	96,183	1,338,178
Class R3	8,462	115,234	32,497	465,769
Class I	39,774	551,424	136,045	1,984,076
	710,871	9,767,620	1,401,810	20,786,171
Shares redeemed:
Class A	(611,856)	(8,514,398)	(791,644)	(12,057,187)
Class C	(126,640)	(1,685,579)	(160,651)	(2,322,024)
Class R3	(92,830)	(1,276,463)	(99,937)	(1,505,774)
Class I	(493,750)	(6,854,792)	(502,714)	(7,729,811)
	(1,325,076)	(18,331,232)	(1,554,946)	(23,614,796)
Net increase (decrease)	(614,205)	$(8,563,612)	(153,136)	$(2,828,625)

	Year Ended 8/31/16		Year Ended 8/31/15
Strategy Balanced Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	841,665	$8,418,605	1,050,256	$11,626,157
Class C	300,545	2,926,944	592,377	6,369,233
Class R3	87,083	852,283	134,441	1,463,365
Class I	962,035	9,394,193	2,470,789	26,722,632
Shares issued to shareholders due to reinvestment of distributions:
Class A	936,612	9,203,261	2,137,230	22,682,355
Class C	184,731	1,782,828	392,523	4,090,451
Class R3	31,605	306,734	71,899	753,771
Class I	703,218	6,889,940	1,292,015	13,683,071
	4,047,494	39,774,788	8,141,530	87,391,035
Shares redeemed:
Class A	(2,449,411)	(24,349,142)	(4,939,858)	(54,168,298)
Class C	(988,508)	(9,636,510)	(769,131)	(8,301,211)
Class R3	(235,680)	(2,298,606)	(267,860)	(2,968,926)
Class I	(2,686,046)	(26,561,757)	(3,431,600)	(38,134,135)
	(6,359,645)	(62,846,015)	(9,408,449)	(103,572,570)
Net increase (decrease)	(2,312,151)	$(23,071,227)	(1,266,919)	$(16,181,535)

NUVEEN	63

Notes to Financial Statements (continued)

	Year Ended 8/31/16		Year Ended 8/31/15
Strategy Conservative Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	354,911	$3,966,626	396,995	$4,703,759
Class C	161,659	1,784,549	240,896	2,842,486
Class R3	5,409	60,232	18,976	225,082
Class I	405,230	4,503,779	775,356	9,280,382
Shares issued to shareholders due to reinvestment of distributions:
Class A	192,744	2,140,166	313,401	3,663,014
Class C	59,044	650,690	102,632	1,189,060
Class R3	2,967	32,861	7,717	89,911
Class I	74,621	828,285	103,467	1,209,181
	1,256,585	13,967,188	1,959,440	23,202,875
Shares redeemed:
Class A	(859,515)	(9,602,553)	(1,756,867)	(20,994,917)
Class C	(382,782)	(4,226,368)	(393,098)	(4,639,895)
Class R3	(25,872)	(288,951)	(66,658)	(785,595)
Class I	(557,134)	(6,237,903)	(834,678)	(9,878,934)
	(1,825,303)	(20,355,775)	(3,051,301)	(36,299,341)
Net increase (decrease)	(568,718)	$(6,388,587)	(1,091,861)	$(13,096,466)

	Year Ended 8/31/16		Year Ended 8/31/15
Strategy Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	406,032	$4,671,339	567,634	$7,154,416
Class C	143,482	1,595,663	230,138	2,815,897
Class R3	77,037	868,318	180,016	2,237,508
Class I	287,639	3,318,942	407,536	5,237,510
Shares issued to shareholders due to reinvestment of distributions:
Class A	332,335	3,815,136	695,834	8,438,594
Class C	71,948	802,075	172,897	2,035,490
Class R3	23,313	263,739	58,743	702,410
Class I	135,581	1,563,979	280,983	3,426,926
	1,477,367	16,899,191	2,593,781	32,048,751
Shares redeemed:
Class A	(1,242,913)	(14,348,681)	(1,409,323)	(17,915,787)
Class C	(427,907)	(4,809,767)	(393,998)	(4,797,028)
Class R3	(285,189)	(3,262,156)	(254,918)	(3,112,899)
Class I	(619,605)	(7,098,690)	(913,596)	(11,389,587)
	(2,575,614)	(29,519,294)	(2,971,835)	(37,215,301)
Net increase (decrease)	(1,098,247)	$(12,620,103)	(378,054)	$(5,166,550)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Purchases:
Affiliated investments	$19,367,154	$42,848,413	$10,996,674	$26,659,742
Non-affiliated investments	223,609	791,457	268,723	395,238
Sales:
Affiliated investments	15,918,451	52,111,801	12,241,294	22,910,349
Non-affiliated investments	1,671,046	4,167,840	937,050	2,056,094

64	NUVEEN

Transactions in options written during the current fiscal period were as follows:

	Strategy Aggressive Growth Allocation		Strategy Balanced Allocation
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	178	$1,207	617	$4,184
Options written	1,396	51,584	4,889	181,121
Options expired	(1,574)	(52,791)	(5,506)	(185,305)
Options outstanding, end of period	—	$—	—	$—

	Strategy Conservative Allocation		Strategy Growth Allocation
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	208	$1,410	310	$2,102
Options written	1,654	61,329	2,449	90,659
Options expired	(1,862)	(62,739)	(2,759)	(92,761)
Options outstanding, end of period	—	$—	—	$—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of August 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Cost of investments	$78,119,116	$269,580,466	$98,979,227	$138,597,530
Gross unrealized:
Appreciation	$6,146,407	$30,521,865	$4,889,786	$11,921,571
Depreciation	(2,993,156)	(10,388,053)	(2,478,633)	(5,312,273)
Net unrealized appreciation (depreciation) of investments	$3,153,251	$20,133,812	$2,411,153	$6,609,298

Permanent differences, primarily due to federal taxes paid, tax equalization, distribution reallocations and investments in partnerships, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2016, the Funds’ tax year end, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Capital paid-in	$314,252	$866,585	$—	$544,553
Undistributed (Over-distribution of) net investment income	(123,894)	(383,113)	3,572	(133,238)
Accumulated net realized gain (loss)	(190,358)	(483,472)	(3,572)	(411,315)

NUVEEN	65

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2016, the Funds’ tax year end, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Undistributed net ordinary income[1]	$581,956	$630,607	$1,232,736	$456,885
Undistributed net long-term capital gains	1,448,131	3,602,663	—	3,287,666
[1]	Undistributed net ordinary income (on a tax basis) for Strategy Conservative Allocation has not been reduced for the dividend declared on August 31, 2016 and paid on September 1, 2016. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended August 31, 2016 and August 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net ordinary income[2]	$970,080	$7,610,520	$3,236,942	$2,772,308
Distributions from net long-term capital gains	1,840,363	11,626,775	857,289	3,950,508

2015	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net ordinary income[2]	$3,859,970	$17,241,161	$2,983,675	$6,819,932
Distributions from net long-term capital gains	7,071,288	26,755,800	4,451,106	8,848,532
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of August 31, 2016, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

Strategy Conservative Allocation
Expiration:
August 31, 2017	$500,032
Not subject to expiration	—
Total	$500,032

During the Funds’ tax year ended August 31, 2016, Strategy Conservative Allocation utilized $549,225 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The annual management fee, payable monthly, for each Fund, is 0.10% of the average daily net assets of each Fund. Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NAM is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse other Fund expenses through December 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Sales charges collected (Unaudited)	$79,854	$144,130	$60,122	$94,284
Paid to financial intermediaries (Unaudited)	69,814	128,958	53,178	82,500

The Distributor also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

66	NUVEEN

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Commission advances (Unaudited)	$6,265	$38,682	$13,021	$13,206

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
12b-1 fees retained (Unaudited)	$8,739	$31,507	$15,553	$18,894

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
CDSC retained (Unaudited)	$358	$5,252	$3,628	$4,507

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

NUVEEN	67

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National

Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
%QDI	100%	29%	16%	57%
%DRD	68%	20%	11%	41%

Long-Term Capital Gain Distributions: The Funds hereby designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table, or if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2016:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Long-tern capital gain dividends	$2,154,615	$12,503,103	$857,289	$4,496,801

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

68	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Chicago Board Options Exchange (CBOE) Volatility Index (the “VIX”): A measure of market expectations of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Mini MSCI EAFE Index: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks more than 1,100 companies in more than 20 developed markets across Europe, Australasia and the Far East. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Mini MSCI Emerging Markets Index: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks more than 20 emerging markets around the globe and offers low correlations to developed market indices. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities, bonds, and traditional inflation hedges, such as commodities and TIPS. This portfolio is held in a static allocation of 60% equities and 40% fixed

NUVEEN	69

Glossary of Terms Used in this Report (Unaudited) (continued)

income, which is appropriate for U.S. investors who seek average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderately Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderately Conservative Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NASDAQ-100 E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks the top 100 large-cap, non-financial issues in The NASDAQ Stock Market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® E-Mini Index: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks the performance of the 2,000 smallest companies in the Russell 3000® Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks 500 of the leading large-cap U.S. company stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P MidCap 400® E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks 400 medium-sized U.S. company stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

70	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	180
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	180
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	180
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	180

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	180
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	180
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	180
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	180
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	180

72	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	180

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	180
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	180

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	103
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	181
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	181

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	181
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	181
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	181
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	181
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	181
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	181
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	181
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

74	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	181

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (the “Board,” and each Director a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

76	NUVEEN

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including Nuveen Strategy Aggressive Growth Allocation Fund (the “Aggressive Growth Fund”). The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Aggressive Growth Fund, the Board noted that, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Fund also ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods. The Board determined that the Fund’s performance had been favorable.

For Nuveen Strategy Balanced Allocation Fund (the “Balanced Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-, three- and five-year periods and, although the Fund narrowly underperformed its benchmark in the five-year period, the Fund outperformed its benchmark in the one- and three-year periods. The Board determined that the Fund’s performance had been favorable.

For Nuveen Strategy Conservative Allocation Fund (the “Conservative Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in the third quartile in its Performance Peer Group in each of these periods. The Board determined that the Fund’s performance had been satisfactory.

For Nuveen Strategy Growth Allocation Fund (the “Growth Fund”), the Board noted that, although the Fund underperformed its benchmark in the five-year period, the Fund outperformed its benchmark in the one- and three-year periods. The Fund also ranked in its Performance Peer Group in the third quartile in the one-, three- and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Independent Board Members recognized that the Funds operated as fund-of-funds and therefore indirectly paid a portion of the expenses incurred by the underlying funds, including advisory fees (the “indirect expenses”). The Independent Board Members therefore reviewed, among other things, each Fund’s gross and net management fees, indirect expenses, and net total expense ratio (including indirect expenses) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule for a Nuveen fund, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules (if any), as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board

78	NUVEEN

generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Aggressive Growth Fund did not incur a net management fee after taking into account fee waivers and expense reimbursements and had a net total expense ratio below its Peer Group average. With respect to the Balanced Fund and the Conservative Fund, the Independent Board Members noted each Fund’s net management fee was below its respective Peer Group average and its net total expense ratio was in line with the average net total expense ratio of its Peer Group. With respect to the Growth Fund, the Independent Board Members noted that, while the Fund’s net total expense ratio was slightly higher than the average net total expense ratio of its Peer Group, generally due to the indirect expenses of the underlying funds, the Fund’s net management fee was below its Peer Group average. In addition, the Independent Board Members recognized that many of the underlying funds may be advised by the Adviser and sub-advised by an affiliated person of the Adviser. Accordingly, the Adviser and affiliated sub-advisers may receive advisory fees from the underlying funds in which the Funds invest, and the Funds will indirectly bear their pro rata portion of these fees as well as the other expenses of the underlying funds. In considering the services provided by the Fund Advisers to the Funds and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that

NUVEEN	79

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. Notwithstanding the foregoing, the Independent Board Members noted that the Funds do not have breakpoint schedules given their unique nature and are not assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members further recognized that the Funds nevertheless would benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the Nuveen funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of each Fund through its temporary expense cap.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

80	NUVEEN

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders. The Independent Board Members also concluded that the absence of a fund-level and/or complex-level breakpoint schedule or arrangement (as applicable) was acceptable.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

NUVEEN	81

Notes

82	NUVEEN

Notes

NUVEEN	83

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-FAA-0816D                         19875-INV-Y-10/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended August 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	17,946	0	2,760	0
Nuveen Strategy Balanced Allocation Fund	17,962	0	2,760	0
Nuveen Strategy Conservative Allocation Fund	17,943	0	2,760	0
Nuveen Strategy Growth Allocation Fund	17,950	0	2,760	0

Total	$71,801	$0	$11,040	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Balanced Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Growth Allocation Fund	0%	0%	0%	0%

August 31, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	17,359	0	2,680	0
Nuveen Strategy Balanced Allocation Fund	17,366	0	2,681	0
Nuveen Strategy Conservative Allocation Fund	17,355	0	2,680	0
Nuveen Strategy Growth Allocation Fund	17,362	0	2,681	0

Total	$69,442	$0	$10,722	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Balanced Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	2,760	0	0	2,760
Nuveen Strategy Balanced Allocation Fund	2,760	0	0	2,760
Nuveen Strategy Conservative Allocation Fund	2,760	0	0	2,760
Nuveen Strategy Growth Allocation Fund	2,760	0	0	2,760

Total	$11,040	$0	$0	$11,040

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended August 31, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	2,680	0	0	2,680
Nuveen Strategy Balanced Allocation Fund	2,681	0	0	2,681
Nuveen Strategy Conservative Allocation Fund	2,680	0	0	2,680
Nuveen Strategy Growth Allocation Fund	2,681	0	0	2,681

Total	$10,722	$0	$0	$10,722

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Strategy Funds, Inc.

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: November 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: November 4, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: November 4, 2016